                                                    File No. 33-39906, 811-6297
                                                   FISCAL YEAR END - October 31

Registrant proposes that this amendment will become effective:

     60 days after filing
                                   -----
     As of the filing date
                                   -----
     As of March 1, 1998             X
           ----------------        -----
     Pursuant to Rule 485:
          paragraph (a)              X
                                   -----
          paragraph (b)
                                   -----

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933       /X/




                         Post-Effective Amendment No. 10

                                       and
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940  /X/


                        FORTIS WORLDWIDE PORTFOLIOS, INC.


               (Exact Name of Registrant as Specified in Charter)

                500 Bielenberg Drive, Woodbury, Minnesota  55125
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: (612)738-4000

                             Scott R. Plummer, Esq.
                              Assistant Secretary
                              500 Bielenberg Drive
                           Woodbury, Minnesota  55125
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                             Pillsbury Center South
                               200 S. Sixth Street
                          Minneapolis, Minnesota 55402

Pursuant to Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. Registrant filed its Rule 24f-2 Notice on ____________, 1997 for its most recent fiscal year ended October 31, 1997.

                       FORTIS WORLDWIDE PORTFOLIOS, INC.
                        POST-EFFECTIVE AMENDMENT NO. 10


               CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

      PART A of this Registration Statement consists of a Prospectus relating to the Class A, B, C and H shares of the Global Growth Portfolio and International Equity Portfolio.

      PART B of this Registration Statement consists of one Statement of Additional Information which relates to the Prospectus referred to above.

                              CROSS REFERENCE SHEET

                                   PROSPECTUS

PART A
ITEM NO.       CAPTION IN PROSPECTUS
--------       ---------------------

  1            Cover Page
  2            Summary of Portfolio Expenses
  3            Financial Highlights
  4            Summary of Investment Objectives; Organization and
               Classification; Investment Objectives and Policies; Risk
               Considerations
  5            Management
  5A           Non Applicable
  6            Capital Stock; Valuation of Securities; Dividends and Capital
               Gains Distributions; Shareholder Inquiries; Taxation
  7            How to Buy Portfolio Shares; Valuation of Securities; Management;
               Redemption
  8            Redemption
  9            Not Applicable



                    STATEMENT OF ADDITIONAL INFORMATION
PART B
ITEM NO.       CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
--------       -----------------------------------------------
  10           Cover Page
  11           Table of Contents
  12           Organization and Classification
  13           Investment Objectives and Policies
  14           Directors and Executive Officers
  15           Capital Stock
  16           Investment Advisory and Other Services
  17           Portfolio Transactions and Allocation of Brokerage
  18           Not Applicable
  19           Computation of Net Asset Value and Pricing; Special Purchase
               Plans; Redemption
  20           Taxation
  21           Investment Advisory and Other Services; Underwriter; Plan of
               Distribution
  22           Performance
  23           Not Applicable

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

MAILING ADDRESS:
P.O. Box 64284
St. Paul
Minnesota 55164

STREET ADDRESS:
500 Bielenberg Drive
Woodbury
Minnesota 55125

Telephone: (612) 738-4000
Toll Free: (800) 800-2638, Ext. 3012

FORTIS WORLDWIDE
PORTFOLIOS
PROSPECTUS

-----------------------------------------------------------

DATED MARCH 1, 1998

-----------------------------------------------------------

Global Growth Portfolio

-----------------------------------------------------------

International Equity Portfolio

-----------------------------------------------------------


THIS PROSPECTUS CONCISELY SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE PORTFOLIOS BEFORE INVESTING. INVESTORS SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE PORTFOLIOS HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION (ALSO DATED MARCH 1, 1998) WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE FREE OF CHARGE FROM FORTIS INVESTORS, INC. ("INVESTORS") AT THE ABOVE MAILING ADDRESS OF THE PORTFOLIOS, AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS IN ACCORDANCE WITH THE COMMISSION'S RULES. THE COMMISSION MAINTAINS A WORLD WIDE WEB SITE THAT CONTAINS REPORTS AND INFORMATION REGARDING ISSUERS THAT FILE ELECTRONICALLY WITH THE COMMISSION. THE ADDRESS OF SUCH SITE IS "HTTP://WWW.SEC.GOV."



SHARES IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEE "INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATION."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SUBJECT TO COMPLETION--DECEMBER 15, 1997


FORTIS-REGISTERED TRADEMARK-
AND FORTIS-REGISTERED TRADEMARK- ARE      FORTIS
REGISTERED SERVICEMARKS OF FORTIS         SOLID ANSWERS FOR A CHANGING
AMEV AND FORTIS AG.                       WORLD-REGISTERED TRADEMARK-

RISK FACTORS


Investments in stock funds expose investors to potential declines in the price of the stocks contained in the funds' portfolios, which may result in a decline in the price of the shares of such funds. In addition, the Portfolios' significant foreign investment activities present certain additional risks. The price of each Portfolio's shares will fluctuate and there is no assurance that investors will be able to redeem their Portfolio shares for a price equal to or greater than their original cost.



For more information on the risks associated with investing in the Portfolios, see "Investment Objectives and Policies; Risk Considerations."


SUMMARY OF INVESTMENT OBJECTIVES


Fortis Global Growth Portfolio ("Global Portfolio") and Fortis International Equity Portfolio ("International Portfolio") (sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios") are non-diversified series of Fortis Worldwide Portfolios, Inc. ("Fortis Worldwide"). Each Portfolio's primary investment objective is long-term capital appreciation, current income is a secondary objective. Global Portfolio seeks its objectives primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S and other, possibly diverse, countries and regions of the world. International Portfolio seeks its objectives by investing primarily in equity securities of non-U.S. companies.


TABLE OF CONTENTS


                                                                            PAGE
Risk Factors..............................................................    2
Summary of Investment Objectives..........................................    2
Class Shares..............................................................    2
Summary of Portfolio Expenses.............................................    3
Financial Highlights......................................................    4
Organization and Classification...........................................    5
Investment Objectives and Policies; Risk Considerations...................    5
    - Global Growth Portfolio.............................................    5
    - International Equity Portfolio......................................    6
    - Investment Policies and Restrictions Applicable to Both
        Portfolios........................................................    7
    - Risk Considerations.................................................   10
Management................................................................   12
    - Board of Directors..................................................   12
    - The Investment Adviser/Transfer Agent/ Dividend Agent...............   12
    - The Underwriter and Distribution Expenses...........................   12
    - Brokerage Allocation................................................   13
Valuation of Securities...................................................   13
Capital Stock.............................................................   14
Dividends and Capital Gains Distributions.................................   14
Taxation..................................................................   14
How to Buy Portfolio Shares...............................................   15
    - General Purchase Information........................................   15
    - Alternative Purchase Arrangements...................................   15
    - Class A Shares--Initial Sales Charge Alternative....................   15
    - Class B and H Shares--Contingent Deferred Sales Charge
        Alternatives......................................................   17
    - Class C Shares--Level Sales Charge Alternative......................   17
Redemption................................................................   18
    - Contingent Deferred Sales Charge....................................   19
Shareholder Inquiries.....................................................   21
Account Application.......................................................   22
Automated Clearing House (ACH) Agreement..................................   25



No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Portfolios or Investors. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



CLASS SHARES



Each Portfolio offers investors the choice of four classes of shares with different sales charges and expenses. These alternatives permit choosing the most beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.


CLASS A SHARES. Generally, an investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which may be subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to an annual Rule 12b-1 fee of .25% of average daily net assets attributable to Class A shares. This fee is lower than the other classes and therefore Class A shares have lower expenses and pay higher dividends. See "How to Buy Portfolio Shares--Class A Shares."


CLASS B AND H SHARES. The only difference between Class B and H shares is the percentage of dealer concession paid to dealers. This difference does not in any way affect the charges on an investor's shares. Class B and H shares both are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 4% if redeemed within two years of purchase, with declining charges for redemptions thereafter up to six years after purchase. Class B and H shares are also subject to a higher annual Rule 12b-1 fee than Class A shares-- 1.00% of the Portfolio's average daily net assets attributable to Class B or H shares, as applicable. However, after eight years, Class B and H shares automatically will be converted to Class A shares at no charge to the investor, resulting in a lower Rule 12b-1 fee thereafter. Class B and H shares provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee and any other class specific expenses. See "How to Buy Portfolio Shares--Class B and H Shares."



CLASS C SHARES. Class C shares: 1) are sold without an initial sales charge, but are subject to a contingent deferred sales charge; 2) are subject to an annual Rule 12b-1 fee of 1.00% of the Portfolio's average daily net assets attributable to Class C shares; and 3) provide the benefit of putting all dollars to work from the time of investment, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee and any other class specific expenses. While Class C shares do not convert to Class A shares, they are subject to a lower contingent deferred sales charge (1%) than Class B or H shares and do not have to be held for as long a time (one year) to avoid paying the contingent deferred sales charge. See "How to Buy Portfolio Shares--Class C Shares-- Level Sales Charge Alternative."


IN SELECTING WHICH CLASS OF SHARES TO PURCHASE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge (e.g., if you are exempt from the sales charge, you must invest in Class A shares), (4) the various exchange privileges among the different classes of shares and (5) the fact that Class B and H shares automatically convert to Class A shares eight years after purchase.


SUMMARY OF PORTFOLIO EXPENSES



                                                       GLOBAL PORTFOLIO                  INTERNATIONAL PORTFOLIO
                                               --------------------------------     ----------------------------------
                                                          CLASS B                                CLASS B
                                               CLASS A     AND H       CLASS C      CLASS A       AND H       CLASS C
SHAREHOLDER TRANSACTION EXPENSES                SHARES     SHARES       SHARES       SHARES       SHARES       SHARES
---------------------------------------------  --------   --------     --------     --------     --------     --------
Maximum Sales Charge Imposed on Purchases (as
 a percentage of offering price).............     4.75%*     0.00%**      0.00%**      4.75%*       0.00%**      0.00%**
Maximum Deferred Sales Charge (as a
 percentage of original purchase price or
 redemption proceeds, as applicable).........         ***    4.00%        1.00%            ***      4.00%        1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (as a %
 of average net assets)
  Management Fees............................     1.00%      1.00%        1.00%        1.00%        1.00%        1.00%
  12b-1 Fees.................................     0.25%      1.00%        1.00%        0.25%        1.00%        1.00%
  Other Expenses.............................         %          %            %            %            %            %
                                                   ---        ---          ---          ---          ---          ---
    TOTAL PORTFOLIO OPERATING EXPENSES                %          %            %            %            %            %


------------------------
  *Since the Portfolio also pays an asset based sales charge, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD rules.

 **Class B, H and C shares are sold without a front end sales charge, but their contingent deferred sales charge and Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.


***A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Portfolio Shares--Class A Shares--Initial Sales Charge Alternative."



The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolios will bear, whether directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Buy Portfolio Shares." The information set forth in the table for Global Portfolio reflects actual expenses incurred during fiscal 1997. For International Portfolio, "Other Expenses" have been estimated.


EXAMPLE

You would pay the following expenses on a $1,000 investment over various time periods assuming: (1) 5% annual return; and (2) redemption at the end of each time period. This example assumes conversion of Class B and H shares to Class A shares after eight years and a waiver of deferred sales charges on Class B and H shares of 10% of the amount invested. See "Redemption-- Contingent Deferred Sales Charge--Class B, H, and C Shares."



                                                                        GLOBAL PORTFOLIO            INTERNATIONAL PORTFOLIO
                                                                   ---------------------------   ------------------------------
                                                                             CLASS B                        CLASS B
                                                                   CLASS A    AND H    CLASS C   CLASS A     AND H     CLASS C
                                                                   SHARES    SHARES    SHARES     SHARES     SHARES     SHARES
                                                                   -------   -------   -------   --------   --------   --------
One Year.........................................................   $         $         $           $          $          $
Three Years......................................................   $         $         $           $          $          $
Five Years.......................................................   $         $         $           --         --         --
Ten Years........................................................   $         $         $           --         --         --


Assuming no redemption, the Class B, H, and C expenses on the same investment would be as follows:


                                                                                         INTERNATIONAL
                                                                   GLOBAL PORTFOLIO        PORTFOLIO
                                                                   -----------------   -----------------
                                                                   CLASS B             CLASS B
                                                                    AND H    CLASS C    AND H    CLASS C
                                                                   SHARES    SHARES    SHARES    SHARES
                                                                   -------   -------   -------   -------
One Year.........................................................   $         $         $         $
Three Years......................................................   $         $         $         $
Five Years.......................................................   $         $           --        --
Ten Years........................................................   $         $           --        --



THE ABOVE EXAMPLE IS BASED ON TOTAL OPERATING EXPENSES SET FORTH IN THE TABLE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)


The following audited financial highlights for Global Portfolio should be read in conjunction with the financial statements of the Portfolio and the independent auditors' report of KPMG Peat Marwick LLP found in the Portfolio's 1997 Annual Report to Shareholders, which may be obtained without charge. Information is not presented for International Portfolio, which did not commence operations until the date of this Prospectus.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR THE PERIOD JULY
                                                                  CLASS A                                     8, 1991***
                                                          YEAR ENDED OCTOBER 31,                           (COMMENCEMENT OF
                                     -----------------------------------------------------------------   OPERATIONS) THROUGH
                                       1997        1996        1995       1994       1993       1992       OCTOBER 31, 1991
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period............................              $  18.24    $ 14.78    $ 14.42    $ 11.52    $ 10.87    $     10.05
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net...                  (.06)      (.09)      (.04)      (.12)        --             --
  Net realized and unrealized gains
   (losses) on investments.........                  3.10       3.55        .40       3.02        .68            .82
-----------------------------------------------------------------------------------------------------------------------------
Total from operations..............                  3.04       3.46        .36       2.90        .68            .82
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.....                    --         --         --         --       (.02)            --
  From net realized gains..........                    --         --         --         --       (.01)            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders......................                    --         --         --         --       (.03)            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.....              $  21.28    $ 18.24    $ 14.78    $ 14.42    $ 11.52    $     10.87
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return@......................                 16.67%     23.41%      2.50%     25.17%      6.24%          8.16%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
 omitted)..........................              $107,607    $68,302    $55,214    $28,226    $10,727    $     6,249
Ratio of expenses to average daily
 net assets........................                  1.51%      1.73%      1.72%      2.19%      2.25%          2.25%*
Ratio of net investment income
 (loss) to average daily net
 assets............................                  (.33)%     (.55)%     (.35)%    (1.01)%     (.04)%          .30%*
Portfolio turnover rate............                    18%        27%        21%        37%        31%             8%
Average commission rate paid**.....              $  .0272         --         --         --         --             --
-----------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B                          CLASS C                           CLASS H
                               ------------------------------   ------------------------------   --------------------------------
                                 1997       1996      1995+       1997       1996      1995+       1997        1996       1995+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................            $ 18.12    $ 14.60               $ 18.13    $ 14.60                $ 18.12     $ 14.60
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) -
   net........................               (.24)      (.09)                 (.23)      (.09)                  (.23)       (.09)
  Net realized and unrealized
   gains (losses) on
   investments................               3.10       3.61                  3.10       3.62                   3.10        3.61
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.........               2.86       3.52                  2.87       3.53                   2.87        3.52
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders.................                 --         --                    --         --                     --          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................            $ 20.98    $ 18.12               $ 21.00    $ 18.13                $ 20.99     $ 18.12
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Return@.................              15.78%     24.11%                15.83%     24.18%                 15.84%      24.11%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (000s omitted)...............            $ 5,735    $   991               $ 3,087    $   434                $10,765     $ 2,141
Ratio of expenses to average
 daily net assets.............               2.26%      2.48%*                2.26%      2.48%*                 2.26%       2.48%*
Ratio of net investment income
 (loss) to average daily net
 assets.......................               (.99)%    (1.42)%*               (.99)%    (1.55)%*               (1.02)%     (1.46)%*
Portfolio turnover rate.......                 18%        27%                   18%        27%                    18%         27%
Average commission rate
 paid**.......................            $ .0272         --               $ .0272         --                $ .0272          --


  * ANNUALIZED.
 ** IN ACCORDANCE WITH RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION,
    DISCLOSURE OF AVERAGE COMMISION RATE PAID IS REQUIRED BEGINNING WITH FISCAL YEAR 1996. THE AMOUNT REPRESENTS TOTAL BROKERAGE COMMISSION PAID ON APPLICABLE PURCHASES AND SALES OF SECURITIES FOR THE PERIOD DIVIDED BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

*** GLOBAL PORTFOLIO'S INCEPTION WAS MARCH 25, 1991, WHEN IT WAS INITIALLY
    CAPITALIZED. HOWEVER, GLOBAL PORTFOLIO'S SHARES DID NOT BECOME EFFECTIVELY REGISTERED UNDER THE SECURITIES ACT OF 1933 UNTIL JULY 8, 1991. SUPPLEMENTARY INFORMATION IS NOT PRESENTED FOR THE PERIOD FROM MARCH 25, 1991 THROUGH JULY 7, 1991 AS GLOBAL PORTFOLIO'S SHARES WERE NOT REGISTERED DURING THAT PERIOD.


 @ THESE ARE GLOBAL PORTFOLIO'S TOTAL RETURNS DURING THE PERIOD, INCLUDING
   REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS WITHOUT ADJUSTMENTS FOR SALES CHARGE.

  + FOR THE PERIOD FROM NOVEMBER 14, 1994 (COMMENCEMENT OF OPERATIONS) THROUGH
    OCTOBER 31, 1995.

Each Portfolio may advertise its "cumulative total return," "average annual total return," "systematic investment plan cumulative total return," and "systematic investment plan average annual total return," and may compare such figures to recognized indices. Performance figures are calculated separately for each class of shares, and figures for each class will be presented. The Portfolios may advertise their relative performance as compiled by outside organizations such as Lipper Analytical or CDA/Wiesenberger, or refer to publications which have mentioned a Portfolio, Fortis Advisers, or their personnel, and also may advertise other performance items as set forth in the Statement of Additional Information. The performance discussion required by the Securities and Exchange Commission is found in the Portfolios' Annual Report to Shareholders and will be made available without charge upon request.


ORGANIZATION AND CLASSIFICATION


The Portfolios are nondiversified series of Fortis Worldwide, which was incorporated under Minnesota law in 1991. Although each Portfolio is classified as a nondiversified fund under the Investment Company Act of 1940 (the "1940 Act"), the Portfolios are still required to meet certain diversification requirements in order to qualify as "regulated investment companies" for Federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Portfolio must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities, or the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses.



INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATIONS



Global Portfolio and International Portfolio each has a primary investment objective of long-term capital appreciation and a secondary objective of current income. The Portfolios pursue these objectives through different investment policies and strategies, as described below. The Portfolios are designed for investors who wish to accept the risks entailed in foreign investments, which are different from those associated with a portfolio consisting entirely of U.S. securities. There is no assurance that a Portfolio's investment objectives will be achieved. The investment objectives of the Portfolios may be changed without the approval of shareholders. While no such change is contemplated, such a change could result in a Portfolio's objectives differing from those deemed appropriate by an investor at the time of investment.



GLOBAL GROWTH PORTFOLIO



Global Portfolio seeks its objectives primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The Portfolio is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. In view of its investment objectives, however, Global Portfolio currently expects to invest its assets primarily in common stocks of U.S. and non-U.S. issuers. Under normal market conditions, the Portfolio invests approximately 55% to 65% (exclusive of collateral in connection with securities lending) of its total assets in equity securities of established growth companies which have achieved a record of operating earnings over the past five-year period. Such companies would usually be located in the United States, Canada, the United Kingdom, Japan, Australia and other Western European nations. These companies will also have paid or have the ability to pay a dividend. Established growth companies typically have less sensitivity to general economic trends, tend to generate above-average returns on invested capital, and have leadership positions in their respective industries. When selecting securities of non-U.S. issuers, Advisers considers additional factors related to the country of the non-U.S. issuer, including foreign currency exchange, the political stability of the country of such non-U.S. issuer, foreign regulations and settlement practices.



In addition, Global Portfolio may invest up to 35% to 45% of its total assets in equity securities of U.S. and non-U.S. emerging growth companies and in emerging markets. Emerging growth companies are smaller-capitalization companies that Advisers believes have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises. Global Portfolio has no minimum size requirements for the emerging growth companies in which it will invest. Emerging markets tend to be in the less economically developed regions of the world. Investments in smaller-capitalization companies and in emerging markets involve certain additional risks. See "Investment Objectives and Policies; Risk Considerations--Smaller-Capitalization Companies" and "--Emerging Markets." The Portfolio may invest in any kind of equity security including common stocks, preferred stocks, convertible securities and warrants.



The Portfolio may invest substantially or primarily in investment grade debt securities of U.S. and non-U.S. issuers when the total return available from investments in such securities may equal or exceed the total return available from investments in equity securities. "Investment grade" debt includes those securities rated within one of the four highest ratings categories of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or of Standard & Poor's Ratings Services

("S&P") (AAA, AA, A and BBB), or comparably rated by another nationally recognized rating agency, or, if unrated, determined to be of comparable quality by Advisors. When the Portfolio is temporarily in a defensive position it may invest substantially all of its assets in high quality debt securities of U.S. and non-U.S. issuers or in high quality money market instruments, or hold its assets in cash. Moreover, should extraordinary market conditions warrant, the Portfolio may temporarily be invested primarily in securities of U.S. issuers. To enable the Portfolio to respond to general economic changes and market conditions around the world, the Portfolio is authorized to invest up to 100% of its assets in either equity securities or in debt securities.



The Portfolio expects that a large portion of the debt investments held by the Portfolio will be government or corporate bonds rated (at the time of the Portfolio's investment) within one of the two highest ratings categories of Moody's (Aaa and Aa) or of S&P (AAA and AA), or comparably rated by another nationally recognized rating agency, or, if unrated, determined by Advisers to be of comparable quality. Securities rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. The Portfolio may retain a portfolio security whose rating has changed if the security otherwise meets the Portfolio's investment objectives and investment criteria, provided that no more than 5% of the Portfolio's net assets may be invested in a debt security rated lower than Baa or BBB, or comparably rated by another nationally recognized rating agency. A description of the Moody's and S&P ratings is included as an appendix to the Statement of Additional Information.



The Portfolio currently contemplates that it will consider investments in a number of the major stock markets worldwide, including the United States, and in several emerging markets. The Portfolio intends to maintain a diversified global portfolio during most periods of time. The Portfolio normally invests at least 65% of its total assets (exclusive of collateral in connection with securities lending) in issues of not less than three different countries. Issues of any one country other than the United States and Japan will represent no more than 25% of the Portfolio's total assets under normal market conditions. The Portfolio may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit).



INTERNATIONAL EQUITY PORTFOLIO



International Portfolio seeks its objectives by investing primarily (under normal circumstances, at least 65% of total assets exclusive of collateral in connection with securities lending) in equity securities of non-U.S. companies. Equity securities include common stocks, preferred stocks, convertible securities and warrants.



International Portfolio may make investments in any country or region of the world, including emerging markets. Investing in emerging markets involves additional risks. See "--Risk Considerations--Emerging Markets." Normally, International Portfolio will invest at least 65% of its total assets (exclusive of collateral in connection with securities lending) in securities traded in at least three foreign countries. International Portfolio may invest up to 25% of its total assets in U.S. based companies with significant operations outside the U.S.



In managing International Portfolio, Advisers anticipates utilizing top down and bottom up approaches to security selection. With a top down approach, country and security selection is influenced by factors such as foreign currency movements, economic policies, political and sociological issues, foreign regulations, settlement practices and global investment flows.



With a bottom up approach, investment selection is driven primarily by the merits of the company itself. Investments may be selected because of their growth potential or their perceived fundamental value. In seeking companies with growth potential, Advisers attempts to identify companies whose earnings and revenue growth potential exceed industry averages. Advisers also seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios.



In seeking fundamental value, Advisers attempts to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. Often a stock is "out of favor" and priced low relative to the company's potential earnings, cash flow and book value.



International Portfolio will not be subject to any restrictions with respect to the size of the companies in which it will invest. The Portfolio may invest in small-, medium- and large-capitalization companies. While smaller-capitalization companies generally have potential for rapid growth, they often involve higher risks than larger companies because they lack the management experience, financial resources, product diversification and competitive strengths of larger companies. See "--Risk Considerations--Smaller Capitalization Companies." Advisers anticipates investing the majority of assets of International Portfolio in common stocks of mid- to larger-capitalization companies.



Although International Portfolio invests primarily in equity securities, it may invest up to 35% of its total assets in debt obligations and short-term money market instruments. See "--Investment Policies and Restrictions Applicable to Both Portfolios--Short-Term Money Market Instruments" and
"--Debt Obligations." International Portfolio may invest up to 25% of its total assets in debt securities rated below Baa by Moody's, below BBB by S&P, comparably rated by another nationally recognized rating agency, or, if unrated, determined to be of comparable quality by Advisers. Such securities, commonly know as "high-yield" or "junk" bonds, are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. See "Risk Considerations-- High-Yield Securities."



When, in the judgment of Advisers, business or financial conditions warrant, International Portfolio may assume a temporary defensive position and invest without limit in equity securities of U.S. companies or short-term money market instruments or hold its assets in cash. See "--Investment Policies and Restrictions Applicable to Both Portfolios--Short-Term Money Market Instruments."



INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO BOTH PORTFOLIOS



COMMON AND PREFERRED STOCKS. Each Portfolio may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.



DEBT OBLIGATIONS. The debt obligations in which each Portfolio may invest include a variety of government bonds and corporate debt obligations. Government bonds the Portfolios may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and also may include debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations held by the Portfolios may include corporate bonds of U.S. and non-U.S. issuers and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.



CONVERTIBLE SECURITIES. Each Portfolio may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.



WARRANTS OR RIGHTS. Warrants or rights may be acquired by each Portfolio in connection with other securities or separately and provide a Portfolio with the right to purchase at a later date other securities of the issuer.



WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because each Portfolio must set aside cash or liquid securities in a segregated account to satisfy its commitments to purchase when-issued or delayed delivery securities, management of the Portfolios' investments may be limited by commitments to purchase when-issued or delayed delivery securities.



To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Portfolios will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. Each Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.



The purchase of securities on a when-issued or delayed delivery basis exposes the Portfolios to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Portfolio's net asset value to the extent the Portfolio purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested.



INVESTMENT IN MONEY MARKET INVESTMENTS. Under a temporary defensive strategy, pending investment of proceeds from new sales of Portfolio shares, or to meet ordinary daily cash needs, each Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments. Money market instruments in which the Portfolios may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. For temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of a Portfolio's investments may be made in the United States and denominated in U.S. dollars.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements.



RESTRICTED AND ILLIQUID SECURITIES. As a fundamental policy which may not be changed without shareholder approval, Global Portfolio may invest no more than 10% of the value of its total assets (at the time of investment) in securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities"). In addition, each Portfolio has a nonfundamental policy allowing it to invest no more than 15% of its net assets (at the time of investment) in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and regulations. For purposes of this nonfundamental policy, Section 4(2) commercial paper and Rule 144A securities, although "restricted securities," may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.



BORROWINGS. The Portfolios may borrow from banks for temporary or emergency purposes. The Portfolios also may engage in "roll" transactions which involve the sale of securities together with a commitment (for which a Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Portfolio will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions. A Portfolio's borrowings through banks and roll transactions will not exceed 33 1/3% of its total assets.



SECURITIES LENDING. Each Portfolio is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors. The borrower must maintain with the Portfolio's custodian collateral consisting of cash, U.S. government securities or other liquid, high-grade debt securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Portfolio will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Each Portfolio will limit its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. ("Total assets" of the Portfolio include the amount lent as well as the collateral securing such loans.)



OPTIONS, FUTURES AND CURRENCY STRATEGIES. To attempt to increase return, each Portfolio may write covered call options on securities it holds; this strategy will be employed only when, in the opinion of Advisers, the size of the premium the Portfolio receives for writing the option is adequate to compensate the Portfolio against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. The Portfolios also are authorized to write covered put options to attempt to enhance return.



Each Portfolio may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, I.E., reduce the overall level of investment risk normally associated with the Portfolio. There can be no assurance that such efforts will succeed.



To attempt to hedge against adverse movements in exchange rates between currencies, each Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when a Portfolio anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when Advisers believes a particular currency may decline compared to the U.S. dollar or another currency, a Portfolio may enter into a forward contract to sell the currency Advisers expects to decline in an amount approximating the value of some or all of the portfolio securities of the Portfolio denominated in that currency. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Portfolios also may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates.



Each Portfolio may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which Advisers intends to include in the Portfolio. Each Portfolio may use stock index futures contracts and options thereon to hedge all or part of the equity portion of its portfolio against negative stock market movements. Similarly, each Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.



The Portfolios may write only "covered" call options. An option written on a security or currency is "covered" when, so long as a Portfolio is obligated under the option, it owns the underlying security or currency. A Portfolio will "cover" options on futures contracts it writes by maintaining in a segregated account either marketable securities which, in Advisers' judgment, correlate to the underlying futures contract or an amount of cash or liquid securities equal to the amount the Portfolio would be required to pay were the option exercised.



The Portfolios have adopted two nonfundamental investment restrictions on the use of options, futures and forward contracts. The first restriction is that a Portfolio will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Portfolio would exceed 5% of the value of the total assets of the Portfolio. The second restriction is that the aggregate value of a Portfolio's assets covering, subject to or committed to all options, futures and forward contracts, will not exceed 20% of the value of the total assets of the Portfolio. However, each Portfolio intends to limit its investment in futures during the coming year so that the aggregate value of the Portfolio's assets subject to futures contracts will not exceed 5% of the value of its net assets.



ZERO COUPON OBLIGATIONS. The Portfolios may invest in zero coupon obligations of the government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).



Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Portfolios may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in a Portfolio shall apply equally to the Portfolio's investments in zero coupon securities (including, for example, minimum corporate bond ratings).



VARIABLE AMOUNT MASTER DEMAND NOTES. The Portfolios may invest in variable amount master demand notes. These instruments are short-term unsecured promissory notes issued by corporations to finance short-term credit needs.



DEPOSITORY RECEIPTS. Each Portfolio may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Portfolio's investment policies, the Portfolio's investments in ADRs and EDRs will be deemed to be investments in the equity securities of the foreign issuers into which the ADRs and EDRs may be converted.



INVESTMENT COMPANY SECURITIES. Each Portfolio may purchase shares of investment companies which invest principally in securities in which the Portfolios are authorized to invest. The purchase of investment company stock currently is one of the few mechanisms through which the Portfolios may invest in securities of companies located in certain foreign countries. A Portfolio's investments in shares of investment companies may include investments in S&P 500 Depository Receipts ("SPDRS") and World Equity Benchmark Shares ("WEBS"). SPDRS are shares of ownership of a unit investment trust (a type of investment company) that holds all 500 stocks included in the Standard & Poor's 500 Index. WEBS are country-specific series of securities, where each series seeks to provide investment results that generally correspond to the market yield performance of a specific Morgan Stanley Capital International country index by investing in a portfolio of that country's equity securities. Under the 1940 Act, a Portfolio may not invest more than 10% of its total assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. A Portfolio will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.



SHORT SALES AGAINST THE BOX. A Portfolio may sell a security to the extent the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." The aggregate market value of the underlying securities subject to all outstanding short sales may not exceed 5% of the net assets of a Portfolio.



DETERMINATION OF AN ISSUER'S DOMICILE. For each Portfolio, an issuer is typically considered as domiciled in a particular country if it is incorporated under the laws of that country, at least 50% of the value of its assets are located in that country, and it normally derives at least 50% of its income from operations or sales in that country. For issuers which do not meet this criteria, Advisers will consider where an issuer has its principal activities and interests, taking into account such factors as the location of the issuer's assets, personnel, sales and earnings in determining the country of an issuer.



RISK CONSIDERATIONS



An investment in either of the Portfolios involves certain risks in addition to those noted above and in the Statement of Additional Information. These include the following:

EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each Portfolio is subject to the risk of generally adverse equity markets.



FOREIGN INVESTING. Foreign investing entails certain additional risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments.



In addition, with respect to some foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic or economic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. It is anticipated that substantially all of the foreign equities purchased by the Portfolios will be listed on foreign exchanges. Trading volume on foreign and emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Foreign stock exchanges also have further risks due to permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. In addition, there is generally less government supervision and regulation of foreign stock exchanges. Furthermore, stock markets in emerging markets, such as nations in the Far East, while offering opportunities for substantial returns, can be more volatile during periods of investment uncertainty than established major exchanges. Shares of the Portfolios, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a fund which invests entirely in more established markets. The Portfolios may incur additional costs because of generally higher foreign brokerage commissions and the additional custodial costs associated with maintaining securities.



Since the Portfolios may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Portfolios may hold foreign currencies, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of dividends and interest earned by a Portfolio and gains and losses realized by a Portfolio. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. In addition, the Portfolios may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restriction on the conversion or transfer of foreign currency.



EMERGING MARKETS. International Portfolio may invest without limitation in emerging market countries and Global Portfolio may invest up to 45% of its total assets in equity securities in emerging markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies have also been and may continue to be adversely affected by economic conditions in the countries with which they trade.



As used in this Prospectus, emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries may be located in various regions of the world, such as the Far East, Asia, Central Europe and Latin America, and may include but are not limited to Indonesia, Malaysia, China, India, Mexico, Argentina, Chile, Brazil, Peru, Hungary, Poland and the Czech Republic. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth.



SMALLER-CAPITALIZATION COMPANIES. Investing in both U.S. and non-U.S. smaller capitalization companies involves certain special risks. Smaller-capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent the Portfolios invest in smaller-capitalization companies, they are subject to this risk of greater volatility.



INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Portfolios invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt generally increases. Thus, shareholders in the Portfolios bear the risk that increases in market interest rates will cause the value of their Portfolio's investments to decline.



CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Portfolios invest in debt securities, they are subject to credit risk.



Securities issued or guaranteed by the U.S. Government generally are viewed as carrying minimal credit risk. Securities issued by U.S. governmental entities but not backed by the full faith and credit of the United States, securities issued by foreign governments, and securities issued by private entities are subject to higher levels of credit risk. Shareholders in the Portfolios bear the risk that payment defaults could cause the value of the Portfolio's investments to decline.



HIGH-YIELD SECURITIES. International Portfolio may invest up to 25% of its total assets in high-yield securities. The prices of high-yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by International Portfolio were to default, the Portfolio might incur additional expenses to seek recovery. The risk of loss due to default by issuers of high-yield securities is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high-yield securities and a concomitant volatility in the net asset value of shares of the Portfolio.



High-yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from International Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.



The secondary market for high-yield securities is less liquid than the markets for higher-quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of International Portfolio's Board of Directors to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Portfolio to sell certain securities.



There is no lower limit with respect to rating categories for securities in which International Portfolio may invest. Securities rated D by S&P are in the lowest rating class, which indicates that payments are in default or that a bankruptcy petition has been filed with respect to the issuer. Moody's lowest rated class of bonds is rated C. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's and S&P ratings are discussed in an appendix to the Statement of Additional Information.



CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.



If a bond held by a Portfolio is called during a period of declining interest rates, the Portfolio probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Portfolio's income. To the extent a Portfolio invests in callable corporate bonds, Portfolio shareholders bear the risk that reductions in income will result from the call of the bonds. Most U.S. Government securities are not callable before their stated maturity.



OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use of forward currency contracts and options and futures strategies involve certain investment risks and transaction costs. These risks include dependence on Advisers' ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render a Portfolio's hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Portfolio invests; and lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Portfolio to maintain a position until exercise or expiration, which could result in losses.



ACTIVE MANAGEMENT. Each Portfolio is actively managed by Advisers. The performance of each Portfolio therefore will reflect in part the ability of Advisers to select securities which are suited to achieving the Portfolio's investment objectives. Due to their active management, the Portfolios could underperform other mutual funds with similar investment objectives or the market generally.



NONDIVERSIFICATION. Each Portfolio normally will invest in a substantial number of issuers; however, the Portfolios will operate as "nondiversified" mutual funds, enabling each Portfolio to invest more than 5% of its assets in the securities of single issuers. Since, as "nondiversified" funds, the Portfolios are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, each Portfolio may be subject to greater investor risk with respect to its individual portfolio than an investment company which is more broadly diversified.



PORTFOLIO TURNOVER. Although the Portfolios do not intend generally to trade for short-term profits, a Portfolio may dispose of a security without regard to the time such security has been held when such action appears advisable to Advisers.


MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of Fortis Worldwide (the "Board of Directors") has overall responsibility for managing Fortis Worldwide in good faith, in a manner reasonably believed to be in the best interests of Fortis Worldwide, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated.

The Articles of Incorporation of Fortis Worldwide limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT


Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for the Portfolios. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of Fortis Worldwide's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Portfolio. James S. Byrd and Diane Gotham manage the Portfolios. Mr. Byrd has managed Global Portfolio since its inception in 1991. Ms. Gotham began managing Global Portfolio as of the date of this Prospectus. Mr. Byrd has been an Executive Vice President of Advisers since 1995, prior to which he was a Vice President of Advisers and Investors. Ms. Gotham has been a Vice President of Advisers since 1998, prior to which she was a securities analyst for Advisers.



Each Portfolio pays Advisers an investment advisory fee equal, on an annual basis, to 1% of the first $500 million of average daily net assets and .9% of average daily net assets over $500 million. While the Portfolios' advisory fees are higher than those paid by many other investment companies, they are partially offset by the added costs which Advisers pays (which other investment companies pay), such as acting as the Portfolios' registrar, transfer agent, and dividend agent.


THE UNDERWRITER AND DISTRIBUTION EXPENSES


Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is Fortis Worldwide's underwriter. Investors' address is that of the Portfolios.



Pursuant to a Plan of Distribution adopted by the Portfolios under Rule 12b-1 under the 1940 Act, each Portfolio is obligated to pay Investors an annual fee of .25% of average net assets attributable to the Portfolio's Class A shares and 1.00% of average net assets attributable to Class B, H, and C shares. While all of Class A's Rule 12b-1 fee constitutes a "distribution fee", only 75% of Class B, H, and C's fees constitute distribution fees.



The higher distribution fee attributable to Class B, H, and C shares is designed to permit an investor to purchase such shares through registered representatives of Investors and other broker-dealers without the assessment of an initial sales charge and at the same time to permit Investors to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by Investors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the respective Portfolio. For example, such distribution fee may be used by Investors: (a) to compensate broker-dealers, including Investors and its registered representatives, for their sale of Portfolio shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, and (b) to pay other advertising and promotional expenses in connection with the distribution of Portfolio shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Investors and affiliated insurance companies; and compensation paid to and expenses incurred by officers, employees or representatives of Investors or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

For each Portfolio, a portion of the Rule 12b-1 fee equal to .25% of the average net assets of the Portfolio attributable to the Class B, H, and C shares constitutes a shareholder servicing fee designed to compensate Investors for the provision of certain services to shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. Investors may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.



Investors may also enter into sales or servicing agreements with certain institutions such as banks ("Service Organizations") which have purchased shares of one or both of the Portfolios for the accounts of their clients, or which have made Portfolio shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Investors, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. (If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Portfolio shareholders and alternative means for continuing servicing of such shareholders would be sought.) In such event changes in the operation of the Portfolios might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the Bank. (State securities laws on this issue may differ from the interpretations of Federal law expressed above and banks and other financial institutions may be required to register as dealers pursuant to state law.)



BROKERAGE ALLOCATION



Advisers may consider sales of shares of the Portfolios, and of other funds advised by Advisers as a factor in the selection of broker-dealers to execute Portfolio securities transactions when it is believed that this can be done without causing a Portfolio to pay more in brokerage commissions than it would otherwise.


VALUATION OF SECURITIES


Each Portfolio's net asset value per share is determined by dividing the value of the securities owned by the Portfolio, plus any cash or other assets, less all liabilities, by the number of the Portfolio's shares outstanding. The portfolio securities in which the Portfolios invest fluctuate in value, and hence the net asset value per share of each Portfolio also fluctuates. The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open. If shares are purchased through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day.


Securities are generally valued at market value. A security listed or traded on the exchange is valued at its last sale price on the exchange where it is principally traded on the day of valuation. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the previous day's last sale price on that exchange. A security listed or traded on the NASDAQ National Market System is valued at its last sale price that day, and lacking any sales that day on the NASDAQ National Market System, the security generally is valued at the last bid price. Options will be valued at market value or fair value, as determined in good faith by the Board of Directors, if no market exists. Futures contracts will be valued in a like manner except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.


An outside pricing service may be utilized to provide valuations of debt securities. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. When market quotations are not readily available, or when illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Portfolios' Board of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by a Portfolio after 2:00 P.M. Central Time normally are not recorded until the following day.


Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. The calculation of a

Portfolio's net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the Portfolio. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Portfolio's net asset value unless management, under the supervision of the Board of Directors, determines that the particular event would materially affect net asset value. Foreign securities trading may not take place on all days on which the Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open and therefore the Portfolios' net asset value is not calculated. As a result, a Portfolio's net asset value may be significantly affected by such trading on days when the Portfolio is not open for shareholder purchases and redemptions.


CAPITAL STOCK


Each Portfolio currently offers its shares in four classes, each with different sales arrangements and bearing differing expenses. For each Portfolio,Class A, B, H, and C shares each represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation, and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Portfolio's Rule 12b-1 distribution plan which pertain to that particular class and other matters for which separate class voting is appropriate under applicable law. The Portfolios may offer additional classes of shares.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each Portfolio's policy is to pay dividends from net investment income and make distributions of any realized capital gains annually. Distributions paid by a Portfolio with respect to all classes of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B, H, and C shares will be borne exclusively by such shares. The per share dividends on Class B, H, and C shares will be lower than those on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B, H, and C shares.



For each Portfolio, dividends and capital gains distributions will be made in the form of additional Portfolio shares of the same class (at net asset value) unless the shareholder sends the Portfolio a written request that either or both be sent to the shareholder or reinvested (at net asset value) in shares of the same class of another Fortis fund. If dividends and capital gains distributions are automatically reinvested in the same Portfolio, such reinvestment takes place on the dividend record date. If they are to be reinvested in the other funds, processing normally takes up to three business days.


TAXATION


Each Portfolio will distribute substantially all of its net income and capital gains to its shareholders. Distributions from each Portfolio are taxable to shareholders, whether paid in cash or reinvested. Dividends paid from the net income of each Portfolio must be treated as ordinary income by its shareholders. Dividends paid from each Portfolio's net capital gains are generally treated as long-term capital gains by shareholders, regardless of the length of time for which they have held their shares in the Portfolio. However, for individuals, estates and trusts, the Taxpayer Relief Act of 1997 has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Under regulations announced by the Internal Revenue Service, each Portfolio will designate the portion of its capital gain dividends that must be treated by shareholders who are individuals, estates or trusts as mid-term capital gains and the portion that must be treated by such shareholders as long-term capital gains.



A shareholder will recognize capital gain or loss upon the sale or exchange of shares in a Portfolio if, as is normally the case, the shares are capital assets in the shareholder's hands. For corporate shareholders, the capital gain or loss will be long-term if the shares have been held for more than one year. For shareholders that are individuals, estates or trusts, the gain or loss will be long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.


Information about the tax status of each year's dividends and distributions will be mailed annually.

Prior to purchasing shares of a Portfolio, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxation. As of October 31, 1997, approximately % of Global Portfolio's net assets represented unrealized appreciation, undistributed net investment income, and accumulated net realized gains or losses.


HOW TO BUY PORTFOLIO SHARES

GENERAL PURCHASE INFORMATION

MINIMUM AND MAXIMUM INVESTMENTS


For each Portfolio, a minimum initial investment of $500 normally is required. An exception to this minimum (except on telephone or wire orders) is the "Systematic Investment Plan" ($25 per month by "Pre-authorized Check Plan" or $50 per month on any other basis). The minimum subsequent investment normally is $50, again subject to the above exception.


While Class A shares have no maximum order, Class B and H shares have a $500,000 maximum and Class C shares have a $1,000,000 maximum. Orders greater than these limits will be treated as orders for Class A shares.

INVESTING BY TELEPHONE

Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. In addition, your check and the Account Application which accompanies this Prospectus must be promptly forwarded, so that Investors receives your check within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "CM-9651, St. Paul, MN 55170-9651". If you have a bank account authorization form on file, you may purchase $100 - $10,000 worth of Portfolio shares via telephone through the automated Fortis Information Line.

INVESTING BY WIRE

A shareholder having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares ($500 minimum) by requesting their banks to transmit immediately available funds (Federal Funds) by wire to:


U.S. Bank National Association

ABA #091000022, credit account no: 1-702-2514-1341
Fortis Funds Purchase Account
For further credit to __________________________________________________________
                                        (name of client)
Fortis Account NBR _____________________________________________________________

Before making an initial investment by wire, your broker-dealer must first telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. In addition, the Account Application which accompanies this Prospectus must be promptly forwarded to Investors at the mailing address in the "Investing by Mail" section of this Prospectus. Additional investments may be made at any time by having your bank wire Federal Funds to the above address for credit to your account. Such investments may be made by wire even if the initial investment was by mail.

INVESTING BY MAIL
(ADDRESS: CM-9614, ST. PAUL, MN 55170-9614)

The Account Application which accompanies this Prospectus must be completed, signed, and sent with a check or other negotiable bank draft, payable to "Fortis Funds." Additional purchases may be made at any time by mailing a check or other negotiable bank draft along with your confirmation stub. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.

ALTERNATIVE PURCHASE ARRANGEMENTS


Each Portfolio offers investors the choice between multiple classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The inside front cover of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional cash compensation to dealers, and the dealers may use the cash compensation for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. Investors will make these payments from it's own resources and none of the aforementioned additional compensation is paid for by the applicable Portfolio or it's shareholders.


CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE


The public offering price of each Portfolio's Class A shares is determined once daily, by adding a sales charge to the net asset value per share of the shares next calculated after receipt of the purchase order. The sales charges and broker-dealer concessions, which vary with the size of the purchase, are shown in the following table. Additional compensation (as a percentage of sales charge) will be paid to a broker-dealer when its annual sales of Fortis funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).

                                                     SALES CHARGE
                                     SALES CHARGE         AS
                                     AS PERCENTAGE    PERCENTAGE
                                        OF THE          OF THE       BROKER-
                                       OFFERING       NET AMOUNT      DEALER
AMOUNT OF SALE                           PRICE         INVESTED     CONCESSION
Less than $100,000                        4.750%         4.987%         4.00%
$100,000 but less than $250,000           3.500%         3.627%         3.00%
$250,000 but less than $500,000           2.500%         2.564%         2.25%
$500,000 but less than $1,000,000         2.000%         2.041%         1.75%
$1,000,000 or more*                     -0-             -0-             1.00%

------------------------

* Each Portfolio imposes a contingent deferred sales charge in connection with certain purchases of Class A shares of $1,000,000 or more. See
  "Redemption--Contingent Deferred Sales Charge."


The above scale applies to purchases of Class A shares by the following:

    (1) Any individual, his or her spouse, and their children under the age of 21, and any of such persons' tax-qualified plans (provided there is only one participant);

    (2) A trustee or fiduciary of a single trust estate or single fiduciary account; and


    (3) Any organized group, provided that the purchase is made by means which result in economy of sales effort or expenses, whether the purchase is made through a central administrator, through a single broker-dealer or by other means, and the group has a tax identification number. An organized group does not include clients of an investment adviser.


SPECIAL PURCHASE PLANS FOR CLASS A SHARES

For information on any of the following special purchase or exchange plans applicable to Class A shares, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is the purchaser's obligation to notify his or her broker-dealer or sales representative about the purchaser's eligibility for any of the following special purchase or exchange plans. Any plan involving systematic purchases may, at Advisers' option, result in transactions under such plan being confirmed to the investor quarterly, rather than as a separate notice following the transaction.

    - RIGHT OF ACCUMULATION The preceding table's sales charge discount applies to the current purchase plus the net asset value of shares already owned of any Fortis fund having a sales charge.

    - STATEMENT OF INTENTION The preceding table's sales charge discount applies to an initial purchase of at least $1,000, with an intention to purchase the balance needed to qualify within 13 months--excluding shares purchased by reinvesting dividends or capital gains.

    - REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN THE FORTIS
      FUNDS Shareholders of any fund may reinvest their dividend and/or capital gains distributions in any of such funds at net asset value.

    - CONVERSION FROM CLASS B OR H SHARES Class B or H shares will automatically be converted to Class A shares (at net asset value) after eight years.

EXEMPTIONS FROM SALES CHARGE:


    - Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees; (3) spouses of any such persons; or
      (4) any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);


    - Fortis Worldwide directors, officers, or their spouses (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

    - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of Fortis Worldwide, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

    - Registered investment companies;

    - Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Portfolio shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Portfolio shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Portfolio, to the extent that the purchase price of such Portfolio shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Portfolio shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;



    - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of a Portfolio for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Portfolio shares shall qualify;



    - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Portfolio shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply; and



    - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/ mutual fund "wrap" program with respect to the money to be invested in a Portfolio, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested.


RULE 12b-1 FEES


Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the respective Portfolio attributable to such shares. For additional information, see "Management--The Underwriter and Distribution Expenses."


DEFERRED SALES CHARGES

Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, Investors pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by 1%. For additional information, see "Redemption--Contingent Deferred Sales Charge."

CLASS B AND H SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVES


For each Portfolio, the public offering price of Class B and H shares is the net asset value of such shares. Class B and H shares are sold without an initial sales charge so that a Portfolio receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of 4% will be imposed if shares are redeemed within two years of purchase, with lower CDSCs as follows if redemptions occur later:


          3 years  --    3%
          4 years  --    3%
          5 years  --    2%
          6 years  --    1%

For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class B and H shares are subject to higher annual Rule 12b-1 fees as described below.


Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class B and H shares, such as the payment of compensation to selected broker-dealers, and for selling such shares. The combination of the CDSC and the Rule 12b-1 fee enables the Portfolios to sell such shares without deduction of a sales charge at the time of purchase.
Although such shares are sold without an initial sales charge, Investors pays a dealer concession equal to: (1) 4.00% of the amount invested to broker-dealers who sell Class B shares at the time the shares are sold and an annual fee of
 .25% of the average daily net assets of the respective Portfolio attributable to such shares; or (2) 5.25% of the amount invested to broker-dealers who sell
Class H shares at the time the shares are sold (with no annual fee.) Under alternative (2), from time to time the dealer concession paid to broker-dealers who sell Class H shares may be increased up to 5.50%.


RULE 12b-1 FEES


Class B and H shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the respective Portfolio attributable to such shares. The higher Rule 12b-1 fee will cause Class B and H shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Management-- The Underwriter and Distribution Expenses."


CONVERSION TO CLASS A SHARES

Class B and H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. Each time any such shares in the shareholder's account convert to Class A, a proportionate amount of the Class B and H shares purchased through the reinvestment of dividends and other distributions paid on such shares will also convert to Class A.

CLASS C SHARES--LEVEL SALES CHARGE ALTERNATIVE


For each Portfolio, the public offering price of Class C shares is the net asset value of such shares. Class C shares are sold without an initial sales charge so that a Portfolio receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "Redemption--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.



Proceeds from the CDSC are paid to Investors and are used to defray its expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Portfolios to sell Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, Investors pays a dealer concession equal to 1.00% of the amount invested to broker-dealers who sell Class C shares at the time the shares are sold and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.


RULE 12b-1 FEES


Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the respective Portfolio attributable to such shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Management-- The Underwriter and Distribution Expenses."


SPECIAL PURCHASE PLANS FOR ALL CLASSES

    - TAX SHELTERED RETIREMENT PLANS Individual Retirement Accounts ("IRAs"), Keogh, Pension, Profit Sharing, and 403(b) accounts are available.

    - GIFTS OR TRANSFERS TO MINOR CHILDREN Adults can make an irrevocable gift or transfer of up to $10,000 annually per child ($20,000 for married couples) to as many children as they choose without having to file a Federal gift tax return.

    - SYSTEMATIC INVESTMENT PLAN Voluntary $25 or more per month purchases by automatic financial institution transfers (see Systematic Investment Plan Authorization Agreement in this Prospectus) or $50 or more per month by any other means enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging;"


    - EXCHANGE PRIVILEGE Portfolio shares may be exchanged among other funds of the same class managed by Advisers without payment of an exchange fee or additional sales charge. Similarly, shareholders of other Fortis funds may exchange their shares for Portfolio shares of the same class (at net asset value if the shares to be exchanged have already been subject to a sales charge). Also, holders of Class E shares of Fortis Tax-Free Portfolios and Fortis Income Portfolios (which also have a front-end sales charge) may exchange their shares for Class A Portfolio shares and holders of Fortis Money Fund Class A shares may exchange their shares for any class of Portfolio shares (at net asset value and only into Class A if the shares have already incurred a sales charge). A shareholder initiates an exchange by writing to or telephoning his or her broker-dealer, sales representative, or the Portfolios regarding the shares to be exchanged. Telephone exchanges will be permitted only if the shareholder completes and returns the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Portfolios by telephone. Consequently, a telephone exchange may be difficult to implement at those times. See "Redemption." An exchange of shares of one fund for those of another fund pursuant to the exchange privilege is considered to be a sale for federal income tax purposes, and may result in a taxable capital gain or loss.



Purchases and exchanges should be made for investment purposes only. The Portfolios, Advisers and Investors each reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of purchasers) at any time. For instance, if a Portfolio, Advisers or Investors believes a certain purchase may be contrary to the best interest of the Portfolio's shareholders or would otherwise disrupt the management of the Portfolio, the Portfolio, Advisers or Investors may reject such purchase. The Portfolios, Advisers and Investors also reserve the right to restrict, terminate or impose charges upon exchanges and/or telephone transfer privileges, with 30 days notice to the shareholder.


Advisers reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose charges upon--the exchange and/or telephone transfer privileges, all with 30 days notice to shareholders. Investors reserves the right to reject any purchase order.

REDEMPTION


Registered holders of Portfolio shares may redeem their shares without any charge (except any applicable contingent deferred sales charge) at the per share net asset value next determined following receipt by a Portfolio of a written redemption request in proper form (and a properly endorsed stock certificate if one has been issued). However, if shares are redeemed through another broker-dealer who receives the order prior to the close of the Exchange, then Investors will apply that day's price to the order as long as the broker-dealer places the order with Investors by the end of the day. Some broker-dealers may charge a fee to process redemptions.


Any certificates should be sent to the Portfolios by certified mail. Share certificates and/or stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Portfolio shares are registered. If the redemption proceeds are to be paid to the registered holder and sent to the address of record, normally no signature guarantee is required unless Advisers does not have the shareholder's signature on file and the redemption proceeds are greater than $25,000. However, for example, if the redemption proceeds are to be paid to someone other than the registered holder, sent to a different address, or the shares are to be transferred, the owner's signature must be guaranteed by a bank, broker (including government or municipal), dealer (including government or municipal), credit union, national securities exchange, registered securities association, clearing agency, or savings association.


Class A shares may be registered in broker-dealer "street name accounts" only if the broker-dealer has a selling agreement with Investors. In such cases, instructions from the broker-dealer are required to redeem shares or transfer ownership. Transfer to another broker-dealer also requires the new broker-dealer to also have a selling agreement with Investors. If the proposed new broker-dealer does not have a selling agreement with Investors, the shareholder can leave the shares under the original street name account or have the broker-dealer transfer ownership to the shareholder's name.

Broker-dealers having a sales agreement with Investors may orally place a redemption order, but proceeds will not be released until the appropriate written materials are received.


An individual shareholder (or in the case of multiple owners, any shareholder) may orally redeem up to $25,000 worth of his or her shares, provided that the account is not a tax-qualified plan, the check will be sent to the address of record, and the address of record has not changed for at least 30 days. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching his or her broker-dealer, sales representative, or the Portfolios by telephone. Consequently, a telephone redemption may be difficult to implement at those times. If a shareholder is unable to reach the Portfolios by telephone, written instructions should be sent. Advisers reserves the right to modify, condition, terminate, or impose charges upon this telephone redemption privilege, with 30 days notice to shareholders. Advisers, Investors, and Fortis Worldwide will not be responsible for, and the shareholder will bear the risk of loss from, oral instructions, including fraudulent instructions, which are reasonably believed to be genuine. The telephone redemption procedure is automatically available to shareholders. Fortis Worldwide will employ reasonable procedures to confirm that telephone instructions are genuine, but if such procedures are not deemed reasonable, it may be liable for any losses due to unauthorized or fraudulent instructions. Fortis Worldwide's procedures are to verify address and social security number, tape record the telephone call, and provide written confirmation of the transaction.


Payment will be made as soon as possible, but not later than three days after receipt of a proper redemption request. However, if shares subject to the redemption request were recently purchased with non-guaranteed funds (e.g., personal check), the mailing of your redemption check may be delayed by up to fifteen days. A shareholder wishing to avoid these delays should consider the wire purchase method described under "How to Buy Portfolio Shares."

Employees of certain Texas public educational institutions who direct investment in Portfolio shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.


Each Portfolio has the right to redeem accounts with a current value of less than $500 unless the original purchase price of the remaining shares (including sales commissions) was at least $500. Portfolio shareholders actively participating in the Portfolios' Systematic Investment Plan or Group Systematic Investment Plan will not have their accounts redeemed. Before redeeming an account, a Portfolio will mail to the shareholder a notice of its intention to redeem, which will give the shareholder an opportunity to make an additional investment. If no additional investment is received by the Portfolio within 60 days of the date the notice was mailed, the shareholder's account will be redeemed. Any redemption in an account established with the minimum initial investment of $500 may trigger this redemption procedure.



Each Portfolio has a "Systematic Withdrawal Plan," which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually, or annually. Deferred sales charges may apply to monthly redemptions.


There is also a "Reinvestment Privilege," which is a one-time opportunity to reinvest sums redeemed within the prior 60 days without payment of an additional sales charge. For further information about these plans, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGE

CLASS A SHARES


Each Portfolio imposes a contingent deferred sales charge ("CDSC") on Class A shares in certain circumstances. Under the CDSC arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and statements of intention (see "How to Buy Portfolio Shares--General Purchase Information--Special Purchase Plans for Class A Shares")), the front-end sales charge ("FESC") will not be imposed (although Investors intends to pay its registered representatives and other dealers that sell Portfolio shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the
FESC). However, if such shares are redeemed within two years after their purchase date (the "CDSC Period"), the redemption proceeds will be reduced by the 1.00% CDSC.

The CDSC will be applied to the lesser of (a) the net asset value of shares subject to the CDSC at the time of purchase, or (b) the net asset value of such shares at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. The CDSC will not be applied to shares acquired through reinvestment of income dividends or capital gain distributions or shares held for longer than the applicable CDSC Period. In determining which shares to redeem, unless instructed otherwise, shares that are not subject to the CDSC and having a higher Rule 12b-1 fee will be redeemed first, shares not subject to the CDSC having a lower Rule 12b-1 fee will be redeemed next, and shares subject to the CDSC then will be redeemed in the order purchased.


Each Portfolio will waive the CDSC in the event of the shareholder's death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the Fund), and for tax-qualified retirement plans (excluding IRAs, SEPS, 403(b) plans, and 457 plans) and each class of transaction that qualifies for exemption from the Portfolio's FESC (see "How to Buy Portfolio Shares--General Purchase Information"). Shares of a Portfolio that are acquired in exchange for shares of another Fortis fund that were subject to a CDSC will remain subject to the CDSC that applied to the shares of the other Fortis fund. Additionally, the CDSC will not be imposed at the time that Portfolio shares subject to the CDSC are exchanged for shares of Fortis Money Fund or at the time such Fortis Money Fund shares are reexchanged for shares of any Fortis fund subject to a CDSC; provided, however, that, in each such case, the shares acquired will remain subject to the CDSC if redeemed within the CDSC Period.



Investors, upon notification, will provide a PRO RATA refund of any CDSC paid in connection with a redemption of shares of any Fortis fund (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of a Portfolio. Any reinvestment within 60 days of a redemption on which the CDSC was paid will be made without the imposition of a FESC. Such reinvestment will be subject to the same CDSC to which such amount was subject prior to the redemption, but the CDSC Period will run from the original investment date.


CLASS B, H, AND C SHARES

The CDSC on Class B, H, and C shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on amounts representing an increase in share value due to capital appreciation. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

Upon any request for redemption of shares of any class of shares that imposes a CDSC, it will be assumed, unless otherwise requested, that shares subject to no CDSC will be redeemed first in the order purchased and all remaining shares that are subject to a CDSC will be redeemed in the order purchased. With respect to the redemption of shares subject to no CDSC where the shareholder owns more than one class of shares, those shares with the highest Rule 12b-1 fee will be redeemed in full prior to any redemption of shares with a lower Rule 12b-1 fee.


The CDSC does not apply to: (1) redemption of shares when a Portfolio exercises its right to liquidate accounts which are less than the minimum account size;
(2) death or disability, as defined in Section 72(m)(7) of the Code (if satisfactory evidence is provided to the respective Portfolio); (3) with respect to Class B and H shares only, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases; and (4) with respect to Class B, H, and C shares, qualified plan benefit distributions due to participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon the respective Portfolio's receipt from the plan's administrator or trustee of a signature guarantee and written instructions detailing the reason for the distribution.



As an illustration of CDSC calculations, assume that Shareholder X purchases, on Year 1/Day 1, 100 shares at $10 per share. Assume further that, on Year 2/Day 1, Shareholder X purchased an additional 100 shares at $12 per share. Finally, assume that, on Year 3/Day 1, Shareholder X wishes to redeem shares worth $1,300, and that the net asset value per share as of the close of business on such day is $13. To effect Shareholder X's redemption request, 100 shares at $13 per share (totaling $1,300) would be redeemed. The CDSC would be waived in connection with the redemption of that number of shares equal in value (at the time of redemption) to $220 (10% of $1,000--the purchase amount of the shares purchased by Shareholder X on Year 1/Day 1--plus 10% of $1,200--the purchase amount of the shares purchased by Shareholder X on Year 2/Day 1.) In addition, no CDSC would apply to the $400 in capital appreciation on Shareholder X's shares ($2,600 Year 3 value minus $2,200 purchase cost of shares).


If a shareholder exchanges shares subject to a CDSC for Class B, H, or C shares of a different Fortis Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC Period and applying the CDSC.

Investors, upon notification, will provide, out of its own assets, a PRO RATA refund of any CDSC paid in connection with a redemption of Class B, H, or C shares of a Portfolio (by crediting such refunded CDSC to such shareholder's account) if, within 60 days of such redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Fortis Funds. Any reinvestment within 60 days of a redemption to which the CDSC was paid will be made without the imposition of a front-end sales charge but will be subject to the same CDSC to which such amount was subject prior to the redemption. The CDSC Period will run from the original investment date.


SHAREHOLDER INQUIRIES


Inquiries should be directed to your broker-dealer or sales representative, or to the Portfolios at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

FORTIS-Registered Trademark-

                        --------------------------------------------------------
                    ACCOUNT APPLICATION

                           Complete this application to open a new Fortis
                           account or to add services to an existing Fortis
                           account. For personal service, please call your
Mail to:                   investment professional or Fortis customer service at
FORTIS MUTUAL FUNDS        1-800-800-2638, ext. 3012.
CM-9614                    DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(B) OR
St. Paul, MN 55170-9614    FORTIS MONEY FUND ACCOUNT.

________________________________________________________________________________
 1    ACCOUNT INFORMATION
________________________________________________________________________________
Please provide the information requested below:

/ /INDIVIDUAL: Please print your name, Social Security number, U.S. citizen status.

/ /JOINT TENANT: List all names, one Social Security number, one U.S. citizen status.

/ /UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (ONLY ONE) and minor, minor's Social Security number, minor's U.S. citizen status and date of birth of minor.
/ /TRUST: List trustee and trust title, including trust date, trust's Taxpayer
   ID number; also include a photocopy of first page of the trust agreement.
/ /CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, Taxpayer ID number.

/ /FORTIS KEY PLAN: Include Social Security number.
/ /QUALIFIED PLAN: Include name of Plan and trustee, Plan's Taxpayer ID number. / / OTHER: _____________________________________________________________________

---------------------------------------------------------------
Owner (Individual, 1st Joint Tenant, Custodian, Trustee) (Please print)

------------------------------------------------------------------------
Owner (2nd Joint Tenant, Minor, Trust Name) (Please print)

------------------------------------------------------------------------
Additional information, if needed

------------------------------------------------------------------------
Street address

------------------------------------------------------------------------
City                                            State            Zip

------------------------------------------------------------------------
Social Security number (Taxpayer ID)
(     )
---------------------------------------------------------------
Daytime phone                       Date of birth
                                    (Uniform Gift/Transfer to Minors)
Date of Trust (if applicable) __________________________________________________

Are you a U.S. citizen?  / / Yes   / / No
If no, country of permanent residence __________________________________________

95749 (12/96)

________________________________________________________________________________
 2    TRANSFER ON DEATH
________________________________________________________________________________

Please indicate the Primary Beneficiary with "PB" after the beneficiary(ies) name(s). Indicate Contingent Beneficiary with "CB." Indicate Lineal Descendant Per Stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.
TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES):

Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________
Name _____________________________ SS# _________________________________________

________________________________________________________________________________
 3    INVESTMENT ACCOUNT
________________________________________________________________________________

A. PHONE ORDERS

Was order previously phoned in? If yes, date ___________________________________
Confirmation # ___________________________ Account # ___________________________
FOR PHONE ORDERS, CHECK MUST BE MADE PAYABLE TO FORTIS INVESTORS

B. MAIL-IN ORDERS

Check enclosed for $____________________________. (MADE PAYABLE TO FORTIS FUNDS)
                                                             MUST INDICATE CLASS

  1)  ----------  $   -----------                       A / / B / / C / / H / /
      Fund Name       Amount or %                      Class
  2)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class
  3)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class
  4)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class
  5)              $                                     A / / B / / C / / H / /
      ----------      -----------
      Fund Name       Amount or %                      Class

________________________________________________________________________________
 4    EXEMPTION FROM SALES CHARGE
________________________________________________________________________________

CHECK IF APPLICABLE (for net asset value purchases):
/ / I am a member of one of the categories of persons listed under "Exemptions from Sales Charge" in the prospectus. I qualify for exemption from the sales charge because ____________________________________________________________.

/ / I was (within the past 60 days) the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check (or copy of the redemption confirmation/surrender form).

________________________________________________________________________________
 5    SIGNATURE & CERTIFICATION
________________________________________________________________________________

I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am of legal age and legal capacity.

I understand that this application is subject to acceptance by Fortis Investors, Inc.

I CERTIFY, UNDER PENALTIES OF PERJURY, THAT:

(1) THE SOCIAL SECURITY NUMBER OR TAXPAYER ID NUMBER PROVIDED IS CORRECT; AND (CROSS OUT THE FOLLOWING IF NOT TRUE)
(2) THAT THE IRS HAS NEVER NOTIFIED ME THAT I AM SUBJECT TO 31% BACKUP WITHHOLDING, OR HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO SUCH BACKUP WITHHOLDING.
Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.
IF YOU ARE NOT SIGNING AS AN INDIVIDUAL, STATE YOUR TITLE OR CAPACITY (INCLUDE APPROPRIATE DOCUMENTS VERIFYING YOUR CAPACITY).
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

AUTHORIZED SIGNATURE(S)

X
---------------------------------------------------------------
     Owner, Custodian, Trustee                                  Date

X
---------------------------------------------------------------
     Joint Owner, Trustee                                       Date
________________________________________________________________________________
 6    DEALER/REPRESENTATIVE INFORMATION
________________________________________________________________________________
--------------------------------------------------
Representative's name (please print)

------------------------------------------------------------------------
Name of Broker/Dealer

------------------------------------------------------------------------
Branch Office address

------------------------------------------------------------------------
Representative's signature

                                    (     )
------------------------------------------------------------------------

Representative's number                 Representative's Phone Number

------------------------------------------------------------------------
AUTHORIZED SIGNATURE OF BROKER/DEALER
________________________________________________________________________________
 7    DISTRIBUTION OPTIONS
________________________________________________________________________________

If no option is selected, all distributions will be reinvested in the same Fortis fund(s) selected above. Please note that distributions can only be reinvested in the SAME CLASS.
/ / Reinvest dividends and capital gains
/ / Dividends in cash and reinvest capital gains (See Section 9 for payment options.)
/ / Dividends and capital gains in cash (See Section 9 for payment options.)
/ / Distributions into another Fortis fund (must be SAME CLASS).
    ____________________________________________________________________________
             Fund Name             Fund/Account # (if existing account)
________________________________________________________________________________
 8    SYSTEMATIC EXCHANGE PROGRAM
________________________________________________________________________________

Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000, into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be within the SAME CLASS. See prospectus for details.

------------------------------------------------------------------------
Fund from which shares will be exchanged:             Effective Date

FUND(S) TO RECEIVE INVESTMENT(S):

--------------------------------------------------------------------------------
                  Fund                           Amount to invest monthly
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

________________________________________________________________________________
 9    WITHDRAWAL OPTIONS
________________________________________________________________________________

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment
        will be sent via U.S. Mail if neither option is
        checked.)
                / / Via U.S. Mail
                / / Via ACH (electronic transfer)
  / /   My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN
Please consult your financial or tax adviser before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis ______________________________________ Fund, account number _______________________ in the amount of $______________________.

Effective Withdrawal Date __________________________  __________________________
                            Month                             Day

FREQUENCY:    / / Monthly                 / / Semi-Annually
              / / Quarterly               / / Annually

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment
        will be sent via U.S. Mail if neither option is
        checked.)
                / / Via U.S. Mail
                / / Via ACH (electronic transfer)
  / /   My address of record.

C. TELEPHONE OPTIONS

/ / TELEPHONE EXCHANGE. All exchanges must be into accounts having the identical registration-ownership. All authorized signatures listed in Section 5 (or your registered representative with shareholder consent) can make telephone transfers.
/ / TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 5 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

  / /   My Bank. (Please complete Bank Information in
        Section D, and choose one option below. Payment
        will be sent via U.S. Mail if neither option is
        checked.)
                / / Via U.S. Mail
                / / Via ACH (electronic transfer)
  / /   My address of record.

(WITHDRAWAL OPTIONS, CONTINUED)

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT:    / / Checking    / / Savings
Bank name ______________________________________________________________________
Address ________________________________________________________________________
City, State, Zip _______________________________________________________________
Name of bank account ___________________________________________________________
Bank account number ____________________________________________________________
Bank transit number ____________________________________________________________
Bank phone number ______________________________________________________________

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT
________________________________________________________________________________
 10    REDUCED FRONT-END SALES CHARGES
________________________________________________________________________________

A. RIGHT OF ACCUMULATION

/ / I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

--------------------------------------------------------------------------------
Name on account                           Account number

B. STATEMENT OF INTENT
I agree to invest $_________ over a 13-month period beginning __________, 19__ (not more than 90 days prior to this application). I understand that an additional sales charge must be paid if I do not complete my purchase.
________________________________________________________________________________
 11    PRIVILEGED ACCOUNT SERVICE
________________________________________________________________________________

Fortis' Privileged Account Service systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the SAME CLASS.

Frequency:          / / quarterly         / / semi-annually         / / annually

            Fund Selected          Percentage
              (up to 5)             (whole %)

1)
      -------------------------  ---------------

2)
      -------------------------  ---------------

3)
      -------------------------  ---------------

4)
      -------------------------  ---------------

5)
      -------------------------  ---------------

________________________________________________________________________________
 12    SUITABILITY
________________________________________________________________________________

NOTE: Must be completed with each fund application unless you provide suitability information to your broker/dealer on a different form.
State In Which Application Was Signed ______________________________________

--------------------------------------------------------------------------------
Employer

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, ZIP

--------------------------------------------------------------------------------
Occupation                                                        Age (optional)

Is customer associated with or employed by another
NASD member?    / / Yes      / / No

--------------------------------------------------------------------------------
Please mark one box under                                      ESTIMATED
ESTIMATED ANNUAL INCOME             ESTIMATED                     NET
and one box under                    ANNUAL                      WORTH
ESTIMATED NET WORTH                  INCOME                  (Exclusive of
                                  (All Sources)            Family Residence)

--------------------------------------------------------------------------------
under $10,000

--------------------------------------------------------------------------------
$10,000 - $25,000

--------------------------------------------------------------------------------
$25,000 - $50,000

--------------------------------------------------------------------------------
$50,000 - $100,000

--------------------------------------------------------------------------------
$100,000 - $500,000

--------------------------------------------------------------------------------
$500,000 - $1,000,000

--------------------------------------------------------------------------------
Over $1,000,000

--------------------------------------------------------------------------------
Declined

--------------------------------------------------------------------------------

Source of Funds
--------------------------------------------------------------------------------

ESTIMATED FEDERAL TAX BRACKET
/ / 15%       / / 28%      / / 31%      / / 36%      / / 39.6%      / / Declined

INVESTMENT OBJECTIVES

/ / Growth (long-term capital appreciation)

/ / Income (cash generating)

/ / Tax-free Income

/ / Diversification
/ / Other (please specify) _________________________________________

Did you use a Fortis Asset Allocation model? / / Yes / / No
________________________________________________________________________________
 13    SYSTEMATIC INVESTMENT PLAN
________________________________________________________________________________

Complete the Automated Clearing House (ACH) Authorization Agreement Form in the prospectus and attach a VOIDED check from your bank checking account. These plans may be established for as little as $25.
________________________________________________________________________________
 14    OTHER SPECIAL INSTRUCTIONS
________________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FORTIS-Registered Trademark-

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164

                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                     PERMIT NO. 3794
                                                     MINNEAPOLIS, MN

PROSPECTUS

MARCH 1, 1998



FORTIS WORLDWIDE PORTFOLIOS



96020 (REV. 3/98)

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                       FORTIS WORLDWIDE PORTFOLIOS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1998



Fortis Global Growth Portfolio ("Global Portfolio") and Fortis International Equity Portfolio ("International Portfolio") (sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios") are portfolios of Fortis Worldwide Portfolios, Inc. ("Fortis Worldwide") (prior to January 31, 1992, known as AMEV Worldwide Portfolios, Inc.). This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the Portfolios' Prospectus dated March 1, 1998. A copy of that prospectus may be obtained from your broker-dealer or sales representative. The address of Fortis Investors, Inc. ("Investors") is P.O. Box 64284, St. Paul, Minnesota 55164.
Telephone: (612) 738-4000. Toll Free 1-(800) 800-2638.



No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, and if given or made, such information or representations must not be relied upon as having been authorized by the Portfolios or Investors. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



                    SUBJECT TO COMPLETION--DECEMBER 15, 1997

TABLE OF CONTENTS

                                                                           PAGE
ORGANIZATION AND CLASSIFICATION.......................................          29
INVESTMENT OBJECTIVES AND POLICIES....................................          29
    - Global Growth Portfolio.........................................          29
    - International Equity Portfolio..................................          30
    - General.........................................................          30
    - Repurchase Agreements and Variable Amount Master Demand Notes...          31
    - Lending of Portfolio Securities.................................          31
    - Portfolio Trading...............................................          31
    - Commercial Bank Obligations.....................................          31
    - "Roll" Transactions.............................................          31
    - Options.........................................................          32
    - Futures Contracts and Options on Futures Contracts..............          32
    - Forward Foreign Currency Exchange Contracts.....................          32
    - Risks of Transactions in Options, Futures Contracts, and Forward
      Contracts.......................................................          33
    - When Issued or Delayed Delivery Transactions....................          33
    - Risk Factors....................................................          33
DIRECTORS AND EXECUTIVE OFFICERS......................................          35
INVESTMENT ADVISORY AND OTHER SERVICES................................          37
    - General.........................................................          37
    - Control and Management of Advisers and Investors................          38
    - Investment Advisory and Management Agreement....................          38
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE....................          39
CAPITAL STOCK.........................................................          40
COMPUTATION OF NET ASSET VALUE AND PRICING............................          41
SPECIAL PURCHASE PLANS................................................          41
    - Statement of Intention..........................................          41
    - Tax Sheltered Retirement Plans..................................          42
    - Gifts or Transfers to Minor Children............................          43
    - Systematic Investment Plan......................................          43
    - Exchange Privilege..............................................          44
    - Reinvested Dividend/Capital Gains Distributions between Fortis
      Funds...........................................................          44

                                                                           PAGE
    - Purchases by Fortis, Inc. (or its Subsidiaries) or Associated
      Persons.........................................................          44
    - Purchases by Fortis Worldwide Directors or Officers.............          44
    - Purchases by Representatives or Employees of Broker-Dealers.....          44
    - Purchases by Certain Retirement
      Plans...........................................................          44
    - Purchases by Registered Investment Companies....................          44
    - Purchases with Proceeds from Redemption of Unrelated Mutual Fund
      Shares or Surrender of Certain Fixed Annuity Contracts..........          44
    - Purchases by Employees of Certain Banks and Other Financial
      Services Firms..................................................          44
    - Purchases by Commercial Banks Offering Self-Directed 401(k)
      Programs Containing both Pooled and Individual Investment
      Options.........................................................          44
    - Purchases by Investment Advisers, Trust Companies, and Bank
      Trust Departments Exercising Discretionary Investment Authority
      or Using a Money Management Mutual Fund "Wrap" Program..........          44
REDEMPTION............................................................          45
    - Systematic Withdrawal Plan......................................          45
    - Reinvestment Privilege..........................................          45
TAXATION..............................................................          46
UNDERWRITER...........................................................          47
PLAN OF DISTRIBUTION..................................................          47
PERFORMANCE...........................................................          49
FINANCIAL STATEMENTS..................................................          53
CUSTODIAN; COUNSEL; ACCOUNTANTS.......................................          53
LIMITATION OF DIRECTOR LIABILITY......................................          53
ADDITIONAL INFORMATION................................................          53
CORPORATE BOND, PREFERRED STOCK, AND
  COMMERCIAL PAPER RATINGS...............................................Appendix A
DESCRIPTION OF FUTURES, OPTIONS, AND FORWARD CONTRACTS...................Appendix B

ORGANIZATION AND CLASSIFICATION

Fortis Worldwide may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of Fortis Worldwide's common shares.


An investment company is an arrangement by which a number of persons invest in a company that in turn invests in securities of other companies. Each Portfolio operates as an "open-end" investment company because it generally must redeem an investor's shares upon request.


INVESTMENT OBJECTIVES AND POLICIES


GLOBAL GROWTH PORTFOLIO


INVESTMENT OBJECTIVES


Global Portfolio's primary investment objective is long-term capital appreciation. Current income is a secondary objective. The Portfolio seeks its objectives primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.


INVESTMENT RESTRICTIONS


Global Portfolio is subject to the following investment restrictions, which are deemed fundamental policies. They may be changed only by the vote of a "majority" of the Portfolio's outstanding shares, which as used in this Statement of Additional Information, means the lesser of (i) 67% of the Portfolio's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Portfolio's outstanding shares.



Global Portfolio will not:


   (1) Concentrate its investments, that is, invest 25% or more of its total assets in any particular industry.

   (2) Buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Prospectus and Statement of Additional Information.

   (3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by corporations which invest in real estate or interests therein.

   (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

   (5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under applicable laws and except that the Portfolio may invest up to 10% of the value of its assets (at time of investment) in portfolio securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities").

   (6) Purchase securities on margin, except that the Portfolio, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Portfolio may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

   (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Portfolio does not own, a short sale is "against the box" to the extent the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration.

   (8) Make loans to other persons, except that it may purchase readily marketable bonds, debentures, or other debt securities, whether or not publicly distributed, enter into repurchase agreements, and make loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made.

   (9) Issue senior securities, except that the Portfolio may purchase securities on a when-issued and delayed delivery basis and enter into roll transactions and other transactions within the limitations set forth in the Prospectus and Statement of Additional Information which may be deemed to constitute borrowing.

  (10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Portfolio's total assets. The Portfolio will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

The following investment restrictions may be changed by the Board of Directors of Fortis Worldwide (the "Board of Directors") without shareholder approval.


Global Portfolio will not:



   (1) Invest more than 15% of its net assets in illiquid securities.



   (2) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Portfolio would exceed 5% of the value of the total assets of the Portfolio or (b) the Portfolio's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Portfolio.



INTERNATIONAL EQUITY PORTFOLIO



INVESTMENT OBJECTIVES



International Portfolio's primary investment objective is long-term capital appreciation. Current income is a secondary objective. International Portfolio seeks its objectives by investing primarily in equity securities of non-U.S. companies.



INVESTMENT RESTRICTIONS



International Portfolio is subject to the following investment restrictions, which are deemed fundamental policies. They may be changed only by the vote of a "majority" of the Portfolio's outstanding shares, which as used in this Statement of Additional Information, means the lesser of (i) 67% of the Portfolio's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Portfolio's outstanding shares.



International Portfolio will not:



   (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.



   (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or option contracts thereon. However, the Portfolio may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.



   (3) Invest in real estate, except that the Portfolio may invest in securities issued by companies owning real estate or interests therein.



   (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under applicable laws.



   (5) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.



   (6) Issue senior securities, except that the Portfolio may purchase securities on a when-issued and delayed delivery basis and enter into roll transactions and other transactions which may be deemed to constitute borrowing, within the limitations set forth in the Prospectus and Statement of Additional Information.



   (7) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Portfolio's total assets. Investment securities will not be purchased for the Portfolio while outstanding bank borrowings exceed 5% of the value of the Portfolio's total assets.



The following restrictions may be changed by the Board of Directors without shareholder approval.



International Portfolio will not:



   (1) Invest more than 15% of its net assets in illiquid securities.



   (2) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Portfolio would exceed 5% of the value of the total assets of the Portfolio or (b) the Portfolio's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Portfolio.



Any investment policy or restriction of either Portfolio which involves a maximum percentage of securities or assets, except those dealing with borrowing and illiquid securities, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


GENERAL


In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Portfolio. In some instances only special classes of securities may be purchased by foreigners, and the market prices, liquidity, and rights with respect to those securities may vary from shares owned by nationals. Advisers is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolios as described in the Prospectus and this Statement of Additional Information. Although restrictions may in the future make it undesirable to invest in certain countries, Advisers does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by the Portfolios. It should be noted, however, that this situation could change at any time. The Portfolios have no present intention of making any significant investment in any country or stock market where the political or economic situation might be considered by Advisers to be at risk of substantial or total loss because of such political or economic situation.



As of           , 1997,  % of Global Portfolio's net assets were invested in common stock.

REPURCHASE AGREEMENTS AND VARIABLE AMOUNT MASTER DEMAND NOTES


As noted in the Prospectus, the Portfolios may invest in repurchase agreements ("repos") and variable amount master demand notes.



Repos are short-term instruments under which securities are purchased from a bank or a securities dealer with an agreement by the seller to repurchase the securities at a mutually agreeable date, interest rate, and price. Generally, repos are of short duration--usually less than a week, but on occasion for longer periods. The Portfolios will limit their investment in repos with a maturity of more than seven days and other illiquid securities to 15% of net assets.



Variable amount master demand notes allow the investment of fluctuating amounts by a Portfolio at varying market rates of interest pursuant to arrangements between the Portfolio and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where a Portfolio has a "same day withdrawal option," I.E., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.


LENDING OF PORTFOLIO SECURITIES


For the purpose of realizing additional income, each Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. ("Total Assets" of a Portfolio includes the amount lent as well as the collateral securing such loans.) Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under a Portfolio's investment program and by regulatory agencies and approved by the Board of Directors of Fortis Worldwide (the "Board of Directors"). While the securities loan is outstanding, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio has a right to call each loan and obtain the securities on five business days' notice. A Portfolio will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio to be of good standing and will not be made unless, in the judgment of the Portfolio, the consideration to be earned from such loans would justify the risk.


PORTFOLIO TRADING


Each Portfolio intends to engage in portfolio trading when it is believed that the sale of a security owned by the Portfolio and/ or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Although the Portfolios do not intend generally to trade for short-term profits, the securities in the portfolio of a Portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held.


COMMERCIAL BANK OBLIGATIONS


For the purposes of the Portfolios' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Portfolios to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Portfolios will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Portfolios. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.


"ROLL" TRANSACTIONS


Each Portfolio may engage in "roll" transactions which involve the sale of Government National Mortgage Association ("GNMA") certificates or other securities together with a commitment (for which the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Portfolio will maintain in a segregated account with a custodian cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions.

OPTIONS


As provided below, in order to protect against declines in the value of Portfolio securities or increases in the costs of securities to be acquired and in order to increase the gross income of a Portfolio, each Portfolio may enter into transactions in options on a variety of instruments and indices. The types of instruments to be purchased and sold are further described in the Appendix of this Statement of Additional Information, which should be read in conjunction with the following sections.



OPTIONS ON SECURITIES. Each Portfolio may write (sell) covered call and covered put options and purchase call and put options on securities. Where a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of any Portfolio security underlying the option, or the increased cost of Portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Portfolios may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.



Each Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


FUTURES CONTRACTS. Each Portfolio may enter into interest rate futures contracts and stock index futures contracts for hedging purposes. The Portfolios may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")



Purchases or sales of stock index futures contracts are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of Portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which Portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of Portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.



OPTIONS ON FUTURES CONTRACTS. The Portfolios may purchase and write options to buy or sell interest rate futures contracts. In addition, the Portfolios may purchase and write options on stock index futures contracts, and the Portfolios may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.



Put and call Options on Futures Contracts may be traded by a Portfolio in order to protect against declines in the values of Portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the respective Portfolio may suffer a loss on the transaction.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


The Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Currency Contract"). The Portfolios will enter into Currency Contracts for hedging purposes only, in a manner similar to the Portfolios' use of foreign currency futures contracts. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Portfolio may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.


OPTIONS ON FOREIGN CURRENCIES. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.


RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS


The Portfolios will enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes. Their use involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged or unexpected adverse price movements, could render a Portfolio's hedging strategy unsuccessful and could result in losses. The Portfolios also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses.



Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission, as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Portfolios may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.



WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS



The Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When a Portfolio enters into a delayed delivery transaction it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Each Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security.



To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Portfolios will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolios reserve the right to sell these securities before the settlement date if deemed advisable.


RISK FACTORS


POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, a Portfolio could lose its entire investment in any such country.



ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Global Portfolio is subject to the additional restriction that it may invest no more than 10% of its total assets in securities the disposition of which may be subject to legal or contractual restrictions. See "--Global Growth Portfolio--Investment Restrictions." The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.



For purposes of the investment policy limiting each Portfolio's investments in illiquid securities to 15% of net assets, the Portfolios may invest in certain restricted securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or by Advisers subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Securities which may be determined to be liquid under such procedures include commercial paper issued pursuant to the private placement exemption of Section 4(2)of the Securities Act of 1933 (the "1933 Act") and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market.



FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolios. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.



NONUNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Most of the securities held by the Portfolios will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Portfolios than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Portfolios will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers, and other specialists.



CURRENCY FLUCTUATIONS. Because each Portfolio under normal circumstances will invest at least a majority of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of each Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Portfolio's holdings of securities denominated in such currency and, therefore, will cause an overall decline in each Portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of such Portfolio.


The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.


Although each Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to sell that currency to the dealer.



ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Advisers will consider such difficulties when determining the allocation of a Portfolio's assets, although Advisers does not believe that such difficulties will have a material adverse effect on the portfolio trading activities.



NON-U.S. WITHHOLDING TAXES. Each Portfolio's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Portfolio's net investment income. See "Taxation" in the Prospectus.

DIRECTORS AND EXECUTIVE OFFICERS


The names, addresses, principal occupations, and other affiliations of directors and executive officers of Fortis Worldwide are given below:


                                            POSITION WITH
                                               FORTIS                   PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
        NAME & ADDRESS             AGE        WORLDWIDE              "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
------------------------------     ---     ---------------     ------------------------------------------------------------
Richard W. Cutting                 66      Director            Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York
Allen R. Freedman*                 56      Director            Chairman and Chief Executive Officer of Fortis, Inc.; a
One Chase Manhattan Plaza                                      Managing Director of Fortis International, N. V.
New York, New York
Dr. Robert M. Gavin                57      Director            President, Cranbrook Education Community. Prior to July
Office of the President                                        1996, President, Macalester College.
370 Lancaster Ave
Haverford, Pennsylvania
Benjamin S. Jaffray                67      Director            Chairman of the Sheffield Group, Ltd., a financial
4040 IDS Center                                                consulting group.
Minneapolis, Minnesota
Jean L. King                       53      Director            President, Communi-King, a communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota
Dean C. Kopperud*                  45      President and       Chief Executive Officer and a Director of Fortis Advisers,
500 Bielenberg Drive                       Director            Inc. ("Advisers"), President and a Director of Fortis
Woodbury, Minnesota                                            Investors, Inc. ("Investors"), and President of Fortis
                                                               Financial Group, a Director of Fortis Benefits Insurance
                                                               Company and a Senior Vice President of Time Insurance
                                                               Company.
Edward M. Mahoney                  67      Director            Retired; prior to December, 1994, Chairman and Chief
2760 Pheasant Road                                             Executive Officer and a Director of Advisers and Investors,
Excelsior, Minnesota                                           Senior Vice President and a Director of Fortis Benefits
                                                               Insurance Company, and Senior Vice President of Time
                                                               Insurance Company.
Robb L. Prince                     56      Director            Financial and Employee Benefit Consultant; prior to July,
5108 Duggan Plaza                                              1995, Vice President and Treasurer, Jostens, Inc., a
Edina, Minnesota                                               producer of products and services for the youth, education, sports award, and recognition markets.
Leonard J. Santow                  61      Director            Principal, Griggs & Santow, Incorporated, economic and
75 Wall Street                                                 financial consultants.
21st Floor
New York, New York
Noel S. Shadko                     43      Director            Marketing Consultant; prior to May 1996, Senior Vice
1908 W. 49th St.                                               President of Marketing & Strategic Planning, Rollerblade,
Minneapolis, Minnesota                                         Inc.
Joseph M. Wikler                   56      Director            Investment consultant and private investor; prior to
12520 Davan Drive                                              January, 1994, Director of Research, Chief Investment
Silver Spring, Maryland                                        Officer, Principal, and a Director, the Rothschild Co.,
                                                               Baltimore, Maryland. The Rothschild Co. is an investment
                                                               advisory firm.
Gary N. Yalen                      55      Vice President      President and Chief Investment Officer of Advisers (since
One Chase Manhattan Plaza                                      August, 1995), and Senior Vice President, Investments,
New York, New York                                             Fortis, Inc., prior to 1996, President and Chief Investment
                                                               Officer, Fortis Asset Management, a former division of
                                                               Fortis, Inc.
Howard G. Hudson                   60      Vice President      Executive Vice President and Head of Fixed Income
One Chase Manhattan Plaza                                      Investments of Advisers (since August, 1995) and prior to
New York, New York                                             1996, Senior Vice President, Fixed Income, Fortis Asset
                                                               Management.

                                            POSITION WITH
                                               FORTIS                   PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
        NAME & ADDRESS             AGE        WORLDWIDE              "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
------------------------------     ---     ---------------     ------------------------------------------------------------
Lucinda S. Mezey                   50      Vice President      Executive Vice President and Head of Equity Investments of
500 Bielenberg Drive                                           Advisers since October 1997; from 1995 to October 1997,
Woodbury, Minnesota                                            Chief Investment Officer, Alex Brown Capital Advisory and
                                                               Trust Co., Baltimore, Maryland, prior to 1995, Senior Vice
                                                               President and Head of Equity Investments, PNC Bank,
                                                               Philadelphia, Pennsylvania.
James S. Byrd                      46      Vice President      Executive Vice President of Advisers; prior to 1995, Vice
5500 Wayzata Boulevard                                         President of Advisers and Investors.
Golden Valley, Minnesota
Nicholas L. M. de Peyster          30      Vice President      Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York
Charles J. Dudley                  38      Vice President      Vice President of Advisers and Fortis Asset Management;
One Chase Manhattan Plaza                                      prior to August, 1995, Senior Vice President, Sun America
New York, New York                                             Asset Management, Los Angeles, CA
Maroun M. Hayek                    49      Vice President      Vice President of Advisers (since August, 1995), and prior
One Chase Manhattan Plaza                                      to August 1996, Vice President, Fixed Income, Fortis Asset
New York, New York                                             Management, a former division of Fortis, Inc.
Robert C. Lindberg                 45      Vice President      Vice President of Advisers; prior to July, 1993, Vice
One Chase Manhattan Plaza                                      President, Portfolio Manager, and Chief Securities Trader,
New York, New York                                             COMERICA, Inc., Detroit, Michigan. COMERICA, Inc. is a bank.
Charles L. Mehlhouse               55      Vice President      Vice President of Advisers; prior to March 1996, Portfolio
One Chase Manhattan Plaza                                      Manager to Marshall & Ilsley Bank Corporation, Milwaukee,
New York, New York                                             Wisconsin.
Kevin J. Michels                   45      Vice President      Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                                      President, Administration, Fortis Asset Management.
New York, New York
Christopher J. Pagano              34      Vice President      Vice President of Advisers; prior to March 1996, Government
One Chase Manhattan Plaza                                      Strategist for Merrill Lynch, New York, New York.
New York, New York
Christopher J. Woods               37      Vice President      Vice President of Advisers (since August, 1995) and Vice
One Chase Manhattan Plaza                                      President, Fixed Income, Fortis Asset Management; prior to
New York, New York                                             November, 1992, Head of Fixed Income, The Police and
                                                               Firemen's Disability and Pension Fund of Ohio, Columbus, OH.
Robert W. Beltz, Jr.               48      Vice President      Vice President--Securities Operations of Advisers and
500 Bielenberg Drive                                           Investors.
Woodbury, Minnesota
Peggy Ettestad                     40      Vice President      Senior Vice President, Operations of Advisers and prior to
500 Bielenberg Drive                                           March 1997, Vice President of G.E. Capital Fleet Services,
Woodbury, Minnesota                                            Minneapolis, Minnesota.
Tamara L. Fagely                   39      Vice President      Second Vice President of Advisers and Investors.
500 Bielenberg Drive                       and Treasurer
Woodbury, Minnesota
Dickson Lewis                      48      Vice President      Senior Vice President, Marketing and Sales of Advisers; from
500 Bielenberg Drive                                           1993 to July 1997, President and Chief Executive Officer
Woodbury, Minnesota                                            Hedstrum/ Blessing, Inc., a marketing communications company in Minneapolis, Minnesota; from 1992 to 1993, an independent marketing consultant.
David A. Peterson                  55      Vice President      Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                           Benefits Insurance Company.
Woodbury, Minnesota

                                            POSITION WITH
                                               FORTIS                   PRINCIPAL OCCUPATION AND AFFILIATIONS WITH
        NAME & ADDRESS             AGE        WORLDWIDE              "AFFILIATED PERSONS" OR INVESTORS (PAST 5 YEARS)
------------------------------     ---     ---------------     ------------------------------------------------------------
Scott R. Plummer                   38      Vice President      Second Vice President, Corporate Counsel and Assistant
500 Bielenberg Drive                                           Secretary to Advisers; prior to September 1993, Attorney,
Woodbury, Minnesota                                            Zelle & Larson, Minneapolis, Minnesota.
Michael J. Radmer                  52      Secretary           Partner, Dorsey & Whitney LLP, the Fund's General Counsel.
220 South Sixth Street
Minneapolis, Minnesota
Rhonda J. Schwartz                 40      Vice President      Senior Vice President, General Counsel, and Secretary of
500 Bielenberg Drive                                           Advisers; Senior Vice President and General Counsel--Life
Woodbury, Minnesota                                            and Investment Products, Fortis Benefits Insurance Company
                                                               and Vice President and General Counsel, Life and Investment
                                                               Products, Time Insurance Company; from 1993 to January 1996,
                                                               Vice President, General Counsel, Fortis, Inc.; prior to
                                                               1993, Attorney, Norris, McLaughlin & Marcus, Somerville, New
                                                               Jersey.


-------------------------------------------
* Mr. Kopperud is an "interested person" (as defined under the 1940 Act) of Fortis Worldwide, Advisers, and Investors primarily because he is an officer and a director of each. Mr. Freedman is an "interested person" of Fortis Worldwide, Advisers, and Investors because he is Chairman and Chief Executive Officer of Fortis, Inc. ("Fortis"), the parent company of Advisers and indirect parent company of Investors, and a Managing Director of Fortis International, N. V., the parent company of Fortis.
-------------------------------------------


The following table sets forth the aggregate compensation received by each director during the fiscal year ended October 31, 1997, as well as the total compensation received by each director from Fortis Worldwide and all other open-end investment companies managed by Advisers during the fiscal year ended October 31, 1997. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of Fortis Worldwide received compensation from Fortis Worldwide during the fiscal year ended October 31, 1997.



                                              PENSION OR
                                              RETIREMENT                 TOTAL
                                               BENEFITS   ESTIMATED   COMPENSATION
                                 AGGREGATE    ACCRUED AS    ANNUAL     FROM FUND
                                COMPENSATION   PART OF     BENEFITS   COMPLEX PAID
                                  FROM THE       FUND        UPON     TO DIRECTOR
           DIRECTOR                 FUND       EXPENSES   RETIREMENT      (1)
----------------------------------------------------------------------------------
Richard W. Cutting                   $            --          --      $
Dr. Robert M. Gavin                  $            --          --      $
Benjamin S. Jaffray                  $            --          --      $
Jean L. King                         $            --          --      $
Edward M. Mahoney                    $            --          --      $
Robb L. Prince                       $            --          --      $
Leonard J. Santow                    $            --          --      $
Noel S. Shadko                       $            --          --      $
Joseph M. Wikler                     $            --          --      $


------------------------------

(1) Includes aggregate compensation paid by Fortis Worldwide and all Other Fortis Funds paid to the director.



As of January 31, 1998, the directors and executive officers beneficially owned less than 1% of the outstanding shares of Fortis Worldwide. Directors Gavin, Jaffray, Kopperud, Mahoney, Shadko and Prince are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.


INVESTMENT ADVISORY AND OTHER
SERVICES

GENERAL


Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of the Global Portfolio since it began business in 1991 and of International Portfolio since it began business in 1998. Investors acts as the Portfolios' underwriter. Both act as such pursuant to written agreements periodically approved by the directors or shareholders of Fortis Worldwide. The address of both is that of the Portfolios.



As of October 31, 1997, Advisers managed     investment company portfolios with
combined net assets of approximately $     , and one private account with net
assets of approximately $       . As of the same date, the investment company
portfolios had an aggregate of      shareholders, including      shareholders of
the Portfolio.



During the past three fiscal years ended October 31, 1997, 1996, and 1995,
Advisers received $     , $979,766, and $595,572, respectively, as its
compensation for acting as the investment adviser and manager of the Global
Portfolio. Investors received $     , $731,047, and $368,850, during the fiscal
years ended October 31, 1997, 1996, and 1995, respectively, for underwriting the Global Portfolio shares, out of which commissions of sales representatives and
allowances to dealers approximating $     , $593,960, and $284,996,
respectively, were paid by Investors. The International Portfolio had not commenced operations as of October 31, 1997.

-------------------------------------------


During the fiscal year ended October 31, 1997, Investors received $     pursuant
to the Plan of Distribution (see "Plan of Distribution"). Investors paid $
to broker-dealers and registered representatives, and, in addition to such
amount, Advisers and Investors together spent $     on activities related to the
distribution of the Global Portfolio's shares.


CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

Fortis owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.


Fortis, located in New York, New York, is a wholly owned subsidiary of Fortis International, N.V., which has approximately $ billion in assets worldwide and is in turn a wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").


AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, the United States, Western Europe, Australia, and New Zealand.

Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.


Dean C. Kopperud is Chief Executive Officer of Advisers and President of Investors; Gary N. Yalen is President and Chief Investment Officer of Advisers; James S. Byrd, Howard G. Hudson and Lucinda S. Mezey are Executive Vice Presidents of Advisers; Debra L. Foss, Jon H. Nicholson, Dickson Lewis and Peggy Ettestad are Senior Vice Presidents of Advisers; Rhonda J. Schwartz is Senior Vice President, General Counsel, and Secretary of Advisers; Robert W. Beltz, Jr., is a Vice President of Advisers and Investors; Nicholas L. M. De Peyster, Charles J. Dudley, Maroun M. Hayek; Kevin J. Michels, Christopher Pagano, Stephen M. Rickert, Christopher J. Woods, Charles L. Mehlhouse, Eugene Glazer, Robert C. Lindberg, Ann B. Ray and Thomas C. Britton are Vice Presidents of Advisers; John E. Hite is a 2nd Vice President and Assistant Secretary of Advisers; Carol M. Houghtby is 2nd Vice President and Treasurer of Advisers and Investors; Tamara L. Fagely is 2nd Vice President of Advisers and Investors; Barbara W. Kirby is 2nd Vice President of Advisors; David C. Greenzang is Money Market Portfolio Officer of Advisers; Michael D. O'Connor is qualified Plan Officer of Advisors; Scott R. Plummer is 2nd Vice President and Assistant Secretary of Advisers; Joanne M. Herron is Assistant Treasurer of Advisers and Investors and Debbie Malewski is Administrative Officer of Advisers.



Messrs. Kopperud, Yalen, and Byrd are the Directors of Advisers.



All of the above persons reside or have offices in the Minneapolis/St. Paul area, except Messrs. Yalen, Hudson, de Peyster, Dudley, Hayek, Lindberg, Michels, Pagano, Glazer, Mehlhouse, Greenzang, Woods, and Ms. Malewski, who are located in New York City.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


Advisers acts as investment adviser and manager of the Portfolios under an Investment Advisory and Management Agreement (the "Agreement"). The Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Worldwide. Unless sooner terminated, the Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.



The Agreement provides for an investment advisory and management fee paid by each Portfolio calculated as described in the following table. As you can see from the table, this fee decreases (as a percentage of Portfolio net assets) as a Portfolio grows. As of January 31, 1998, Global Portfolio had net assets of
approximately $        .


                                ANNUAL INVESTMENT
                                   ADVISORY AND
AVERAGE NET ASSETS                MANAGEMENT FEE
For the first $500 million                1.0%
For assets over $500 million               .9%


The Agreement requires each Portfolio to pay all of its expenses that are not expressly assumed by Advisers or Investors. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Worldwide who are not "affiliated persons" of Advisers, Plan of Distribution fees, interest expense, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Worldwide and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders meetings, and proxy solicitations. Fortis Worldwide is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. Fortis Worldwide may have an obligation to indemnify its directors and officers with respect to such litigation.


Advisers bears the costs of acting as the Portfolios' transfer agent, registrar, and dividend agent.



Under the Agreement, Advisers, as investment adviser to the Portfolios, has the sole authority and responsibility to make and execute investment decisions for the applicable Portfolio within the framework of such Portfolio's investment policies, subject to review by the Board of Directors. Advisers also furnishes the Portfolios with all required management services, facilities, equipment, and personnel.



Although investment decisions for each Portfolio are made independently from those of the other portfolios, funds, or private accounts managed by Advisers, sometimes the same security is suitable for more than one portfolio, fund, or account. If and when two or more portfolios, funds, or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements deemed equitable by Advisers to each portfolio, fund, or account. The simultaneous purchase or sale of the same securities by a Portfolio and another portfolio, fund, or account may have a detrimental effect on the Portfolio as this may affect the price paid or received by the Portfolio or the size of the position obtainable by the Portfolio.



Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to the Portfolios.



Expenses that relate exclusively to a particular Portfolio, such as custodian charges and registration fees for shares, are charged to that Portfolio. Other expenses are allocated between the Portfolios in an equitable manner as determined by officers of Fortis Worldwide under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.


PORTFOLIO TRANSACTIONS AND
ALLOCATION OF BROKERAGE


Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolios. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.



During the fiscal years ended October 31, 1997, 1996, and 1995 brokerage
commissions totaled $     , $102,005, and $97,159, respectively, amounting to
  %, .10%, and .16%, respectively, of the Global Portfolio's average net assets
and resulting in average commission rates of   %, .30%, and .43%, respectively
(calculated by dividing the total dollar amount of transactions into the total dollar amount of commissions paid). Transactions having an aggregate dollar
value of approximately $       (excluding short-term securities) were traded at
net prices including a spread or markup during the fiscal year ended October 31, 1997.



Advisers selects and (where applicable) negotiates commissions with the broker-dealers who execute the transactions for the Portfolios. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of Advisers, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to Advisers. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows Advisers to supplement its own investment research activities and enables Advisers to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services to Advisers, Advisers receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions. Advisers believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.



Advisers has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of portfolio transactions of a Portfolio in exchange for research services provided Advisers, except as noted below. However, Advisers does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Portfolio business, in order to encourage certain broker-dealers to provide Advisers with research services which Advisers anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Advisers will authorize the Portfolios to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Advisers' overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Portfolios pay higher than the lowest commission rates available.



The Portfolios contemplate purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.



Foreign equity securities may be held by a Portfolio in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.



During the fiscal year ended October 31, 1997, virtually all of the $     paid
by Global Portfolio in connection with transactions having an aggregate dollar
value of approximately $       was paid to broker-dealers who furnished
investment research to Advisers, as outlined above. International Portfolio commenced operations on March 1, 1998.



The Portfolios will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the applicable Portfolio. No commissions were paid to any affiliate of Advisers during the fiscal years ended October 31, 1997, 1996, and 1995.



Global Portfolio's acquisition during the fiscal year ended October 31, 1997, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than fifteen percent of their gross revenue from securities-related activities is presented below:



                                              VALUE OF
                                          SECURITIES OWNED
NAME OF ISSUER                            AT END OF PERIOD
----------------------------------------  ----------------
U.S. Bank National Association..........    $


Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple portfolios, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security.

Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating portfolio.

Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include:
(i) the cash position of the portfolios involved in the transaction; and (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective.


CAPITAL STOCK



Each Portfolio's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.



On January 31, 1998, Global Portfolio had outstanding Class A shares, Class B shares, Class C shares, and Class H shares. On that date, no person owned of record or, to Fortis Worldwide's knowledge, beneficially as much as 5% of the outstanding shares of any Class of the Portfolio. As of January 31, 1998, International Portfolio had no outstanding shares.



The Portfolios currently offer their shares in four classes, each with different sales arrangements and bearing different expenses. Under Fortis Worldwide's Articles of Incorporation, the Board of Directors is authorized to create new portfolios or classes without the approval of the shareholders of the Portfolios. Each share will have a pro rata interest in the assets of the Fortis Worldwide portfolios to which the shares of that series relate and will have no interest in the assets of any other Fortis Worldwide portfolio. In the event of liquidation, each share of a Fortis Worldwide portfolio would have the same rights to dividends and assets as every other share of that Fortis Worldwide portfolio, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.


Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. Therefore, Fortis Worldwide is not required to hold annual or periodically scheduled regular shareholder meetings. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Fortis Worldwide may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Fortis Worldwide. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at Fortis Worldwide's expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.


COMPUTATION OF NET ASSET VALUE AND PRICING


GLOBAL GROWTH PORTFOLIO



On October 31, 1997, Global Portfolio's net asset value was calculated as follows:



CLASS A
Net Assets     ($        )
------------------------        =  Net Asset Value Per Share ($   )
Shares Outstanding (       )

To obtain the public offering price per share for Class A shares, the 4.75% sales charge had to be added to the net asset value obtained above:



  $
 ----   =  Public Offering Price Per Share ($   )
 .9525

CLASS B
Net Assets      ($       )
------------------------        =  Net Asset Value Per Share ($   )
Shares Outstanding  (     )

CLASS H
Net Assets     ($       )
------------------------        =  Net Asset Value Per Share ($   )
Shares Outstanding  (     )

CLASS C
Net Assets      ($       )
------------------------        =  Net Asset Value Per Share ($   )
Shares Outstanding  (     )

INTERNATIONAL EQUITY PORTFOLIO



On October 31, 1997, International Portfolio had not commenced operations, and therefore had no assets.



The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the applicable Portfolio after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.



Generally, the net asset value of each Portfolio's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, the net asset value of a Portfolio's shares need not be determined (i) on days on which changes in the value of the portfolio securities of the Portfolio will not materially affect the current net asset value of the Portfolio's shares or (ii) on days during which no shares of the Portfolio are tendered for redemption and no orders to purchase or sell the Portfolio's shares are received by a Portfolio.


SPECIAL PURCHASE PLANS


The Portfolios offer several special purchase plans, described in the Prospectus, which allow reduction or elimination of the sales charge for Class A shares under certain circumstances. Additional information regarding some of the plans is as follows:


STATEMENT OF INTENTION

The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Portfolio shares to be purchased under the Statement of Intention. Any such shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares. The Statement of Intention is not a binding obligation on the part of the investor to purchase, or the Portfolio to sell, the full amount indicated. Nevertheless, the Statement of Intention should be read carefully before it is signed.

TAX SHELTERED RETIREMENT PLANS

IRAS AND TAX QUALIFIED RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in certain tax qualified retirement plans established by their employers or Individual Retirement Accounts (IRAs) for retirement. lRAs may be opened by anyone who has earned compensation for services rendered. Certain reductions in sales charges set forth under "How to Buy Portfolio Shares" in the Prospectus are available to any organized group of individuals desiring to establish IRAs for the benefit of its members. If you are interested in one of these accounts, contact Investors for copies of our plans. You should check with your tax adviser before investing.


TRADITIONAL IRA. Under current Federal tax law, IRA depositors generally may contribute 100% of their earned income up to a maximum of $2,000 (including sales charge). Contributions up to $2,000 (including sales charge) can be made to IRA accounts for both an individual and a nonemployed spouse. All shareholders who, along with their spouse, are not active participants in an employer sponsored retirement plan or who have adjusted gross income below a specified level can deduct such contributions (there is a partial deduction for higher income levels up to a specified amount) from taxable income so that taxes are put off until retirement, when reduced overall income and added deductions may result in a lower tax rate. There are penalty taxes for withdrawing this retirement money before reaching age 59 1/2 (unless the investor dies, is disabled, or withdraws equal installments over a lifetime). In addition, there are penalties on insufficient payouts after age 70 1/2, excess contributions, and excess distributions.



ROTH IRA. For tax years beginning January 1, 1998, a new type of IRA, called the Roth IRA will be available. Roth IRAs are different from traditional IRAs in that contributions are never tax deductible and earnings on amounts held in the account can be withdrawn tax-free if the funds remain in the IRA for at least 5 years and the IRA holder is at least 591/2 at the time of the withdrawal. The ability to make a contribution to a Roth IRA is phased out for individuals whose incomes exceed specific limits.



EDUCATION IRA. For tax years beginning January 1, 1998, individuals can also establish an IRA to be used for the education expenses of a child. Contributions are limited to $500 per child per year and are not deductible when made. Earnings on amounts held in the account can be withdrawn tax-free provided they are used for undergraduate or graduate education expenses of the child before the child reaches age 30. The ability to make a contribution to an Education IRA is phased out for individuals whose incomes exceed specific limits.



The Portfolios may advertise the number or percentage of their shareholders, or the amount or percentage of their assets, which are invested in retirement accounts or in any particular type of retirement account. Such figures also may be given on an aggregate basis for all of the funds managed by Advisers. Any retirement plan numbers may be compared to appropriate industry averages.


TAX SAVINGS AND YOUR IRA--A FULLY TAXABLE INVESTMENT COMPARED TO AN INVESTMENT THROUGH AN IRA
THE FOLLOWING TABLE SHOWS THE YIELD ON AN INVESTMENT OF $2,000 MADE AT THE BEGINNING OF EACH YEAR FOR A PERIOD OF 10 YEARS AND A PERIOD OF 20 YEARS. FOR ILLUSTRATIVE PURPOSES ONLY, THE TABLE ASSUMES AN ANNUAL RATE OF RETURN OF 8%.

                     FULLY        FULLY      PARTIALLY
                    TAXABLE    DEDUCTIBLE   DEDUCTIBLE   NON-DEDUCTIBLE
                  INVESTMENT      IRA*         IRA**         IRA***
                  -----------  -----------  -----------  ---------------
10 years - 15%     $  24,799    $  31,291    $  28,944      $  26,597
 Federal tax
 bracket
10 years - 28%     $  19,785    $  31,291    $  26,910      $  22,530
 Federal tax
 bracket
10 years - 31%     $  18,702    $  31,291    $  26,441      $  21,591
 Federal tax
 bracket
10 years - 36%     $  16,957    $  31,291    $  25,659      $  20,026
 Federal tax
 bracket
10 years - 39.6%   $  15,744    $  31,291    $  25,095      $  18,900
 Federal tax
 bracket
20 years - 15%     $  72,515    $  98,846    $  91,432      $  84,019
 Federal tax
 bracket
20 years - 28%     $  54,236    $  98,846    $  85,007      $  71,169
 Federal tax
 bracket
20 years - 31%     $  50,526    $  98,846    $  83,525      $  68,204
 Federal tax
 bracket
20 years - 36%     $  44,722    $  98,846    $  81,054      $  63,261
 Federal tax
 bracket
20 years - 39.6%   $  40,820    $  98,846    $  79,274      $  59,703
 Federal tax
 bracket

------------------------
* This column assumes that the entire $2,000 contribution each year is tax deductible. Tax on income earned on the IRA is deferred.
** This column assumes that only $1,000 of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.
*** This column assumes that none of the $2,000 contribution each year is tax deductible. Tax on income earned in the IRA is deferred.

The 15% Federal income tax rate applies to taxable income up to and including $42,350 for married couples filing jointly and $25,350 for unmarried individuals. The 28% Federal income tax rate applies to taxable income from $42,350 to $102,300 for married couples filing jointly and to taxable income from $25,350 to $61,400 for unmarried individuals. The 31% Federal income tax rate applies to taxable income from $102,300 to $155,950 for married couples filing jointly and to taxable income from $61,400 to $128,100 for unmarried individuals. The 36% Federal income tax rate applies to taxable income from $155,950 to $278,450 for married couples filing jointly and to taxable income from $128,100 to $278,450 for unmarried individuals. The 39.6% Federal income tax rate applies to taxable income above $278,450 for both. (Although the above table reflects the nominal Federal tax rates, the effective Federal tax rates exceed those rates for certain taxpayers because of the phase-out of personal exemptions and the partial disallowance of itemized deductions for taxpayers above certain income levels.)



The table reflects only Federal income tax rates for 1998, and not any state or local income taxes.

----------------------------------------------


If you change your mind about opening your IRA, you generally have seven days after receipt of notification within which to cancel your account. To do this, you must send a written cancellation to Investors (at its mailing address listed on the cover page) within that seven day period. If you cancel within seven days, any amounts invested in a Portfolio will be returned to you, together with any sales charge. If your investment has declined, Investors will make up the difference so that you receive the full amount invested.


PENSION; PROFIT-SHARING; IRA; 403(B). Tax qualified retirement plans also are available, including pension and profit-sharing plans, IRA's, and Section 403(b) salary reduction arrangements. The Section 403(b) salary reduction arrangement is principally for employees of state and municipal school systems and employees of many types of tax-exempt or nonprofit organizations. Persons desiring information about such Plans, including their availability, should contact Investors. All the Retirement Plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to establishing such a plan.

TAX-QUALIFIED PLAN CUSTODIANS AND TRUSTEES. Current fees: IRA and 403(b)--$10 annually; self-employed or small group corporate plan--$15 initial fee plus $30 annually (plus $5 annually per participant account and a per participant account termination fee of $25). First Trust National Association is the Custodian under the IRA and 403(b) plans. If a shareholder pays custodial fees by separate check, they will not be deducted from his or her account and will not constitute excess contributions. First Trust National Association also acts as Trustee under the self-employed and small group corporate plans. The bank reserves the right to change its fees on 30 days' prior written notice.

WITHHOLDING. Generally, distributions from accounts for tax qualified plans are subject to either mandatory 20% Federal tax withholding or optional Federal income tax withholding. Mandatory income tax withholding will not apply if the payee elects to directly roll his or her distribution to either an IRA or another qualified retirement plan. Any payee entitled to optional Federal income tax withholding electing to have no withholding must do so in writing, and must do so at or before the time that payment is made. A payee is not permitted to elect no withholding if he or she is subject to mandatory backup withholding under Federal law for failure to provide his or her tax identification number or for failure to report all dividend or interest payments. Payees from 403(b) and tax qualifed plans also are not permitted to elect out of withholding except as regards systematic partial withdrawals extending over 10 or more years.

For IRAs, the withholding amount is 10% of the amount withdrawn.

Withholding for non-resident aliens is subject to special rules. When payment is made to a plan trustee, Advisers assumes no responsibility for withholding. Subsequent payment by the trustee to other payees may require withholding. Such withholding is the responsibility of the plan trustee or of the plan administrator.

Any amounts withheld may be applied as a credit against Federal tax subsequently due.

GIFTS OR TRANSFERS TO MINOR CHILDREN

This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Dividends or capital gains distributions are taxed to the child, whose tax bracket is usually lower than the adult's. However, if the child is under 14 years old and his or her unearned income is more than $1,300 per year, then that portion of the child's income which exceeds $1,300 per year will be taxed to the child at the parents' top rate. Control of the shares passes to the child upon reaching a specified adult age (either 18 or 21 years in most states).


SYSTEMATIC INVESTMENT PLAN



Each Portfolio provides a convenient, voluntary method of purchasing Portfolio shares through its "Systematic Investment Plan."


The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

By acquiring Portfolio shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs Investors in writing to pay them in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

EXCHANGE PRIVILEGE

The amount to be exchanged must meet the minimum purchase amount of the fund being purchased.

Shareholders should consider the differing investment objectives and policies of these other funds prior to making such exchange.


For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, a transfer between funds is a taxable event that probably will give rise to a capital gain or loss. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in a Portfolio, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.


REINVESTED DIVIDEND/CAPITAL GAINS DISTRIBUTIONS BETWEEN FORTIS FUNDS

This privilege is based upon the fact that such orders are generally unsolicited and the resulting lack of sales effort and expense.

PURCHASES BY FORTIS, INC. (OR ITS SUBSIDIARIES) OR ASSOCIATED PERSONS


This privilege is based upon the relationship of such persons to the Portfolios and the resulting economies of sales effort and expense.


PURCHASES BY FORTIS WORLDWIDE DIRECTORS OR OFFICERS


This privilege is based upon their familiarity with the Portfolios and the resulting lack of sales effort and expense.


PURCHASES BY REPRESENTATIVES OR EMPLOYEES OF
BROKER-DEALERS


This privilege is based upon the presumed knowledge such persons have about a Portfolio as a result of their working for a company selling the Portfolio's shares and resulting economies of sales effort and expense.


PURCHASES BY CERTAIN RETIREMENT PLANS


This privilege is based upon the familiarity of such investors with a Portfolio and the resulting lack of sales effort and expense.


PURCHASES BY REGISTERED INVESTMENT COMPANIES

This privilege is based upon the generally unsolicited nature of such purchases and the resulting lack of sales effort and expense.

PURCHASES WITH PROCEEDS FROM REDEMPTION OF UNRELATED MUTUAL FUND SHARES OR SURRENDER OF CERTAIN FIXED ANNUITY CONTRACTS

SHAREHOLDERS OF UNRELATED MUTUAL FUNDS WITH SALES LOADS-- This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the familiarity of such shareholders with mutual funds as an investment concept, with resulting economies of sales effort and expense.

OWNERS OF A FIXED ANNUITY CONTRACT NOT DEEMED A SECURITY UNDER THE SECURITIES LAWS--This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY EMPLOYEES OF CERTAIN BANKS AND OTHER FINANCIAL SERVICES FIRMS


This privilege is based upon the familiarity of such investors with the Portfolios and the resulting lack of sales effort and expense.


PURCHASES BY COMMERCIAL BANKS OFFERING SELF DIRECTED 401(K) PROGRAMS CONTAINING BOTH POOLED AND INDIVIDUAL INVESTMENT OPTIONS

This privilege is based upon the existing relationship of such persons with their broker-dealer or registered representative and/or the lower acquisition costs associated with such sale, with resulting economies of sales effort and expense.

PURCHASES BY INVESTMENT ADVISERS, TRUST COMPANIES, AND BANK TRUST DEPARTMENTS EXERCISING DISCRETIONARY INVESTMENT AUTHORITY OR USING A MONEY MANAGEMENT MUTUAL FUND "WRAP" PROGRAM


This privilege is based upon the familiarity of such investors with the Portfolios and the resulting lack of sales effort and expense.

REDEMPTION


The obligation of each Portfolio to redeem its shares when called upon to do so by the shareholder is mandatory with certain exceptions. Each Portfolio will pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of such period. When redemption requests exceed such amount, however, each Portfolio reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Portfolio. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the applicable Portfolio is valued. If the recipient sold such securities, he or she probably would incur brokerage charges.



Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Fund will not redeem shares: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



There is no charge for redemption, nor do the Portfolios contemplate establishing a charge, although they have the right to do so. In the event a charge were established, it would apply only to persons who became shareholders after such charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, a Portfolio may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.


SYSTEMATIC WITHDRAWAL PLAN

An investor may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more per quarter, semiannually, or annually if he or she has made a minimum investment in Portfolio shares of $4,000 ($50 or more per month if at least $10,000 has been invested), or has acquired and deposited shares having either an original cost, or current value computed on the basis of the offering price, equal to the appropriate amount. The minimum amount which may be withdrawn of $50 per month is a minimum only, and should not be considered a recommendation.

These payments may constitute return of capital, and it should be understood that they do not represent a yield or return on investment and that they may deplete or eliminate the investment. The shareholder cannot be assured of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount of each payment, the frequency of each payment, and the increase (or decrease) in value of the remaining shares.


Under this Plan, any distributions of income and realized capital gains are reinvested at net asset value. If a shareholder wishes to purchase additional shares of a Portfolio under this Plan, other than by reinvestment of distributions, it should be understood that he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously, as it is not, as explained above, advantageous to do so.



The Plan is voluntary, flexible, and under the shareholder's control and direction at all times, and does not limit or alter his or her right to redeem shares. The Plan may be terminated in writing at any time by either the shareholder or the applicable Portfolio. The cost of operating the Plan is borne by Advisers. The redemption of Portfolio shares pursuant to the Plan is a taxable event to the shareholder.


REINVESTMENT PRIVILEGE


In order to allow investors who have redeemed Portfolio shares an opportunity to reinvest, without additional cost, a one-time privilege is offered whereby an investor may reinvest in a Portfolio, or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised in an amount not exceeding the proceeds of redemption; must be exercised within 60 days of redemption; and only may be exercised once with respect to a Portfolio.


The purchase price for Portfolio shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should an investor utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not alter any capital gains taxes payable on a realized gain. Furthermore, if a shareholder redeems within 90 days of purchasing the shares in a Portfolio, the sales charge incurred on that purchase cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares.


TAXATION


Global Portfolio qualified in the fiscal year ended October 31, 1997, and both Portfolios intend to qualify, as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Portfolio so qualifies, the Portfolio is not taxed on the income it distributes to its shareholders.



Gain or loss realized upon the sale of shares in the Portfolio will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For individuals, estates, and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than 18 months, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Mid-term capital gains, which are realized on the sale or exchange of capital assets held more than one year but not more than 18 months, are subject to a maximum federal income tax rate of 28%.



Under the Code, each Portfolio is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Portfolio pays income tax. In order to avoid the imposition of the excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing at least 98 percent of the Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.



The marked-to-market rules of the Code may require each Portfolio to recognize gains and losses on certain options and futures held by the Portfolio at the end of the fiscal year. Under the marked-to-market rules, 60% of any net capital gain or loss recognized is treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that each Portfolio had unrealized gains in offsetting positions at year end.



If a Portfolio invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Portfolio. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Portfolio acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Portfolio's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Portfolio acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Portfolio is required to accrue as ordinary interest income a portion of such original issue discount even though the Portfolio receives no cash currently as interest payment on the obligation.



Because each Portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to qualify as a regulated investment company, each Portfolio may be required to distribute an amount greater than the total cash income the Portfolio actually receives. Accordingly, in order to make the required distribution, the Portfolio may be required to borrow or to liquidate securities.



Under Section 988 of the Code, all or a portion of gains and losses from certain transactions is treated as ordinary income or loss. These rules generally apply to transactions in certain securities denominated in foreign currencies, forward contracts in foreign currencies, futures contracts in foreign currencies that are not "regulated futures contracts," certain unlisted options and foreign currency swaps. The rules under Section 988 may also affect the timing of income recognized by a Portfolio.


Pursuant to a special provision in the Code, if Portfolio shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

To the extent paid from "qualifying dividends" paid by a domestic corporation, distributions to corporate shareholders will qualify for the 70% dividends received deduction.


Under the Code, each Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.



If more than 50% of a Portfolio's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Portfolio as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If it makes such an election, the

Portfolio will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.


Alternatively, if the amount of foreign taxes paid by a Portfolio is not large enough to warrant its making the election described above, the Portfolio may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Portfolio in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Portfolio.



For Federal income tax purposes, Global Portfolio had a capital loss carryover
of $        at October 31, 1997, which, if not offset by subsequent capital gains, will expire as follows:



2000...................  $
2001...................  $
2002...................  $
2003...................  $
2004...................  $


It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.


The foregoing is a general discussion of the Federal income tax consequences of an investment in a Portfolio as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.


UNDERWRITER


Pursuant to an Underwriting Agreement, Investors has agreed to act as the principal underwriter for the Portfolios in the sale and distribution of their shares to the public. This Underwriting Agreement may be terminated by Fortis Worldwide or Investors at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.



The Underwriting Agreement requires Investors or Advisers to pay all promotional expenses in connection with the distribution of the Portfolios' shares, including paying for printing and distributing prospectuses and shareholder reports to new shareholders, and the costs of sales literature. See "Plan of Distribution," below, regarding fees paid to Investors to be used to compensate those who sell Portfolio shares and to pay certain other expenses of selling Portfolio shares.



In the Underwriting Agreement, Investors undertakes to indemnify Fortis Worldwide against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon Fortis Worldwide in any way arising out of or in connection with the sale or distribution of the Portfolios' shares, except to the extent that such liability is the result of information which was obtainable by Investors only from persons affiliated with Fortis Worldwide but not with Investors.


PLAN OF DISTRIBUTION


The policy of having the Portfolios compensate those who sell Portfolio shares has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1(b) provides that any payments made by a Portfolio in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the applicable Portfolio's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the applicable Portfolio and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:


    (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1;


   (ii) That any person authorized to direct the disposition of monies paid or payable by the applicable Portfolio pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and



   (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the applicable Portfolio and have no direct or indirect financial interest in the operation of the plan, or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Portfolio.


Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.


Rule 12b-1(c) provides that the Portfolios may rely on Rule 12b-1(b) only if the selection and nomination of the disinterested directors of Fortis Worldwide are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Portfolios may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 26(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Portfolios and their shareholders. The Board of Directors has made such conclusion.

PERFORMANCE


GLOBAL GROWTH PORTFOLIO


$1,000 SINGLE INVESTMENT

                  VALUE OF                            WORLDWIDE GLOBAL GROWTH CLASS A
                   INITIAL                REINVESTED
     YEAR          $1,000                CAPITAL GAINS               REINVESTED                     TOTAL
     ENDED         INVEST-                  DISTRI-                    INCOME                    CUMULATIVE      % YEARLY
  OCTOBER 31,      MENT($)        +       BUTIONS($)        +       DIVIDENDS($)        =         VALUE($)        CHANGE
         91*          1,030                        0                          0                       1,030             3.0%
          92          1,092                        1                          2                       1,095             6.3%
          93          1,367                        1                          2                       1,370            25.1%
          94          1,401                        1                          2                       1,404             2.5%
          95          1,729                        1                          3                       1,733            23.4%
          96          2,017                        1                          4                       2,022            16.7%
          97                                                                                   5 yr              -- -- --
                                           CUMULATIVE TOTAL RETURN                             Life of Class     -- -- --

                           S&P 500                       DJIA                       MSCI WORLD
     YEAR             TOTAL                        TOTAL                        TOTAL
     ENDED         CUMULATIVE      % YEARLY     CUMULATIVE      % YEARLY     CUMULATIVE      % YEARLY
  OCTOBER 31,       VALUE($)        CHANGE       VALUE($)        CHANGE       VALUE($)        CHANGE
         91*            1,068           6.8%         1,067           6.7%         1,090             9.0%
          92            1,174           9.9%         1,156           8.3%         1,041            -4.5%
          93            1,349          14.9%         1,357          17.4%         1,331            27.9%
          94            1,402           3.9%         1,480           9.1%         1,439             8.1%
          95            1,772          26.4%         1,854          25.3%         1,584            10.1%
          96            2,188          23.5%         2,422          30.6%         1,850            16.8%
          97        -- -- --       -- -- --      -- -- --       -- -- --      -- -- --       -- -- --
                    -- -- --       -- -- --      -- -- --       -- -- --      -- -- --       -- -- --


$1,000 SINGLE INVESTMENT

                  VALUE OF                             WORLDWIDE GLOBAL GROWTH CLASS B
                   INITIAL                REINVESTED
                   $1,000                CAPITAL GAINS               REINVESTED                     TOTAL
  YEAR ENDED       INVEST-                  DISTRI-                    INCOME                    CUMULATIVE       % YEARLY
  OCTOBER 31,      MENT($)        +       BUTIONS($)        +       DIVIDENDS($)        =         VALUE($)         CHANGE
        95**          1,241                        0                          0                       1,241            24.1%
          96          1,437                        0                          0                       1,437            15.8%
          97      -- -- --                                            -- -- --                    -- -- --        -- -- --
                                           CUMULATIVE TOTAL RETURN                             Life of Class

                           S&P 500                         DJIA                       MSCI WORLD
                      TOTAL                         TOTAL                         TOTAL
  YEAR ENDED       CUMULATIVE      % YEARLY      CUMULATIVE      % YEARLY      CUMULATIVE       % YEARLY
  OCTOBER 31,       VALUE($)        CHANGE        VALUE($)        CHANGE        VALUE($)         CHANGE
        95**            1,264           26.4%         1,253           25.3%         1,100            10.0%
          96            1,561           23.5%         1,636           30.6%         1,286            16.9%
          97        -- -- --       -- -- --       -- -- --       -- -- --       -- -- --       -- --  --


$1,000 SINGLE INVESTMENT

                  VALUE OF                             WORLDWIDE GLOBAL GROWTH CLASS C
                   INITIAL                REINVESTED
                   $1,000                CAPITAL GAINS               REINVESTED                     TOTAL
  YEAR ENDED       INVEST-                  DISTRI-                    INCOME                    CUMULATIVE       % YEARLY
  OCTOBER 31,      MENT($)        +       BUTIONS($)        +       DIVIDENDS($)        =         VALUE($)         CHANGE
        95**          1,242                        0                          0                       1,242            24.2%
          96          1,438                        0                          0                       1,438            15.8%
          97                               CUMULATIVE TOTAL RETURN                             Life of Class      -- -- --

                           S&P 500                         DJIA                       MSCI WORLD
                      TOTAL                         TOTAL                         TOTAL
  YEAR ENDED       CUMULATIVE      % YEARLY      CUMULATIVE      % YEARLY      CUMULATIVE       % YEARLY
  OCTOBER 31,       VALUE($)        CHANGE        VALUE($)        CHANGE        VALUE($)         CHANGE
        95**            1,264           26.4%         1,253           25.3%         1,100            10.0%
          96            1,561           23.5%         1,636           30.6%         1,286            16.9%
          97        -- -- --       -- -- --       -- -- --       -- -- --       -- -- --        -- -- --


$1,000 SINGLE INVESTMENT

                  VALUE OF                             WORLDWIDE GLOBAL GROWTH CLASS H
                   INITIAL                REINVESTED
                   $1,000                CAPITAL GAINS               REINVESTED                     TOTAL
  YEAR ENDED       INVEST-                  DISTRI-                    INCOME                    CUMULATIVE       % YEARLY
  OCTOBER 31,      MENT($)        +       BUTIONS($)        +       DIVIDENDS($)        =         VALUE($)         CHANGE
        95**          1,241                        0                          0                       1,241            24.1%
          96          1,438                        0                          0                       1,438            15.9%
          97      -- -- --                                            -- -- --                    -- -- --        -- -- --
                                           CUMULATIVE TOTAL RETURN                             Life of Class

                           S&P 500                         DJIA                       MSCI WORLD
                      TOTAL                         TOTAL                         TOTAL
  YEAR ENDED       CUMULATIVE      % YEARLY      CUMULATIVE      % YEARLY      CUMULATIVE       % YEARLY
  OCTOBER 31,       VALUE($)        CHANGE        VALUE($)        CHANGE        VALUE($)         CHANGE
        95**            1,264           26.4%         1,253           25.3%         1,100            10.0%
          96            1,561           23.5%         1,636           30.6%         1,286            16.9%
          97        -- -- --       -- -- --       -- -- --       -- -- --       -- -- --        -- -- --

                          AVERAGE ANNUAL TOTAL RETURN
           (Percentages based upon the above hypothetical investment)


                                                                                                                         LIFE OF
                                                        1 YEARS      2 YEARS      3 YEARS      4 YEARS      5 YEARS      CLASS*
Worldwide Global Growth Class A
S&P 500
DJIA
MSCI World



                                                                    LIFE OF
                                                       1 YEARS      CLASS**
Worldwide Global Growth Class B (without CDSC)
Worldwide Global Growth Class B (with CDSC)***
Worldwide Global Growth Class C (without CDSC)
Worldwide Global Growth Class C (with CDSC)***
Worldwide Global Growth Class H (without CDSC)
Worldwide Global Growth Class H (with CDSC)***
S&P 500
DIJA
MSCI World



Cumulative total return is the increase in value of a hypothetical $1,000 investment made at the beginning of the advertised period. It may be expressed in terms of dollars or percentage. Average annual return is the average annual compounded rate of return based upon the same hypothetical investment. The above tables each include reduction due to the maximum 4.75% sales charge and assume quarterly reinvestment of all dividend and capital gains distributions (for the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), and MSCI World Index ("MSCI World") as well as Global Portfolio). Both indices consist of unmanaged groups of common stock. Had dividends and capital gains distributions been taken in cash, with no shares being acquired through reinvestment, the cash payments for Classes A, B, C, and H, for the period would have been $ , $ , $ , and $ , respectively, for capital gains distributions and $ , $ , $ , and $ , respectively, for income dividends, and the value of the
shares as of October 31, 1997, would have been $    , $    , $    , and $    ,
respectively.


All figures are based upon historical earnings and are not intended to indicate future performance. Investment return and share value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustments has been made for a shareholder's income tax liability on dividends or capital gains.
------------------------------
  * Since July 8, 1991, inception.

 ** Since November 14, 1994, date shares were first offered to the public.

*** Assumes redemption on October 31, 1997.

Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            ERV-P
CTR  =   (  -----  )  100
              P

Where:  CTR   = Cumulative total return
        ERV   = ending redeemable value at the end of
                the period of a hypothetical $1,000
                payment made at the beginning of such
                period; and
        P     = initial payment of $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n  = ERV

     Where:  P     = a hypothetical initial payment of $1,000
             T     = average annual total return;
             n     = number of years; and
             ERV   = ending redeemable value at the end of
                     the period of a hypothetical $1,000
                     payment made at the beginning of such
                     period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


As noted in the Prospectus, the Portfolios may advertise their relative performance as compiled by outside organizations or refer to publications which have mentioned its performance.



The Portfolios may from time to time compare each Portfolio with the following:


   (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high-quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

   (2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage-backed securities), and all public, fixed rate, nonconvertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

   (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

   (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

   (5) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

   (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

   (7) Standard & Poor's "500" Index ("S&P 500") which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

   (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

   (9) Dow Jones Industrial Average.

  (10) Financial News Composite Index.

  (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley World Index ("MSCI World") and the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 800 companies of Europe, Australia, and the Far East.

Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Bear Stearns & Co., Inc.; Morgan Stanley; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.


Following is a list of ratings services which may be referred to, along with the category in which the Portfolios are included.

Because some of these services do not take into account sales charges, their ratings may sometimes be different than had they done so:


                 GLOBAL GROWTH PORTFOLIO
---------------------------------------------------------
RATINGS SERVICE                      CATEGORY
---------------------------------    --------------------
Lipper Analytical Services, Inc.     Global fund
CDA/Wiesenberger                     International equity
Morningstar Publications, Inc.       World stock
Johnson's Charts                     International fund



             INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------
RATINGS SERVICE                      CATEGORY
---------------------------------    --------------------
Lipper Analytical Services, Inc.
CDA/Wiesenberger
Morningstar Publications, Inc.
Johnson's Charts


Following is a list of the publications whose articles may be referred to:

AMERICAN BANKER (The)
AP-DOW Jones News Service
ASSOCIATED PRESS (The)
BARRON'S
BETTER INVESTING
BOARDROOM REPORTS
BOND BUYER & CREDIT MARKETS (The)
BOND BUYER (The)
BONDWEEK
BUSINESS MONTH
BUSINESS WEEK
CABLE NEWS NETWORK
CASHFLOW MAGAZINE
CFO
CHICAGO TRIBUNE (The)
CHRISTIAN SCIENCE MONITOR
CITY BUSINESS/CORPORATE REPORT
CITYBUSINESS PUBLICATIONS
COMMERCIAL & FINANCIAL CHRONICLE
CONSUMER GUIDE
CORPORATE FINANCE
DALLAS MORNING NEWS
DOLLARS & SENSE
DOW-JONES NEWS SERVICE
ECONOMIST (The)
EQUITY INTERNATIONAL
EUROMONEY
FINANCIAL EXECUTIVE
FINANCIAL PLANNING
FINANCIAL SERVICES WEEK
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
FUTURES
GLOBAL FINANCE
GLOBAL INVESTOR
INDUSTRY WEEK
INSTITUTIONAL INVESTOR
INTERNATIONAL HERALD TRIBUNE
INVESTMENT DEALER'S DIGEST
INVESTOR'S BUSINESS DAILY
KIPLINGER PERSONAL FINANCE
KIPLINGER CALIF. LETTER (The)
KIPLINGER FLORIDA LETTER
KIPLINGER TEXAS LETTER
KIPLINGER WASHINGTON LETTER (The)
KNIGHT/RIDDER FINANCIAL
LA TIMES
LIPPER ANALYTICAL SERVICES
MARKET CHRONICLE
MINNEAPOLIS STAR TRIBUNE
MONEY
MONEY MANAGEMENT LETTER
MOODY'S INVESTORS SERVICE, INC.
NATIONAL THRIFT NEWS
NATIONAL UNDERWRITER
NELSON'S RESEARCH MONTHLY
NEW YORK DAILY NEWS
NEW YORK NEWSDAY
NEW YORK TIMES (The)
NEWSWEEK
NIGHTLY BUSINESS REPORT (The)
PENSION WORLD
PENSIONS & INVESTMENT AGE
PERSONAL INVESTOR
PORTFOLIO LETTER
REGISTERED REPRESENTATIVE
RUETERS
SECURITIES PRODUCT NEWS
SECURITIES WEEK
SECURITY TRADERS HANDBOOK
SAINT PAUL PIONEER PRESS
STANDARD & POOR'S CORPORATION
STANGER'S INVESTMENT ADVISOR
STANGER'S SELLING MUTUAL FUNDS
STOCK MARKET MAGAZINE (The)
TIME
TRUSTS & ESTATES
U.S. NEWS & WORLD REPORT
UNITED PRESS INTERNATIONAL
USA TODAY
WALL STREET JOURNAL (The)
WASHINGTON POST (The)
FORTIS BENEFITS INSURANCE COMPANY
WOODBURY BULLETIN
WIESENBERGER INVESTMENT COMPANIES
  SERVICES

FINANCIAL STATEMENTS


The financial statements included as part of Global Portfolio's 1997 Annual Report to Shareholders, filed with the Securities and Exchange Commission in December, 1997, are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.


CUSTODIAN; COUNSEL; ACCOUNTANTS


U.S. Bank National Association, 200 South Sixth Street, Minneapolis, Minnesota 55402 acts as custodian of the Portfolios' assets and portfolio securities; Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the independent General Counsel for the Portfolios; and KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, acts as the Portfolios' independent accountants.


LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of Fortis Worldwide owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Worldwide limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

ADDITIONAL INFORMATION

Fortis Worldwide has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common shares offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

APPENDIX A

CORPORATE BOND, PREFERRED STOCK, AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. The "A-2" designation indicates that the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." Issues carrying the "A-3" designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1    Superior capacity for repayment of
           short- term promissory
           obligations.

Prime-2    Strong capacity for repayment of
           short-term promissory obligations.

Prime-3    Acceptable capacity for repayment
           of short-term promissory
           obligations.

CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AAA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PREFERRED STOCK RATING

STANDARD & POOR'S RATINGS SERVICES. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES


An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade government securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.


The Portfolios will cover all options on stock indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Portfolio will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.


The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

Interest rate Futures Contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate Futures Contracts include contracts on indexes of municipal securities. Foreign currency Futures Contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

A stock index or Eurodollar Futures Contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


Options on Futures Contracts that are written or purchased by a Portfolio on United States exchanges are traded on the same contract market as the underlying Futures Contract and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.


An option, whether based on a Futures Contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FUTURES CONTRACTS

Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contract, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.


Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.



Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Portfolios will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolios' ability to enter into desired hedging transactions. The Portfolios will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.


---------

96682 (Rev. 3/98)

Part C - OTHER INFORMATION
--------------------------
ITEM 24. (a) FINANCIAL STATEMENTS:

     The following financial statements are included in the registration statement:

          Financial Statements included in Part A:

               Financial Highlights

          Financial Statements included in Part B:

               All financial statements required by Part B were incorporated therein by reference to Registrant's 1997 Annual Report to Shareholders.

ITEM 24.(b) EXHIBITS:

     (1)  Copy of the charter as now in effect;

               Filed herewith

     (2)  Copies of the existing by-laws or instruments corresponding thereto;

               *

     (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

               Inapplicable

     (4) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, a relevant portion of the articles of incorporation or by-laws of the Registrant;

               See Item 24(b)(1)

     (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

               **

     (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

               a)   Underwriting Agreement -- ****
               b)   Dealer Sales Agreement -- ****

     (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

               Inapplicable

     (8)  Copies of all custodian agreements, and depository contracts under
          Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

               *

     (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

               Inapplicable

     (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable;

               **

     (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

               Inapplicable

     (12) All financial statements omitted from Item 23;

               Inapplicable

     (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

               **

     (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

               *** and Incorporated by reference to Fortis Equity Portfolios,
                   Inc.,

               Post-Effective Amendment #72 (November, 1993) SEC file #2-11387

     (15) Copies of any plan entered into by Registrant pursuant to rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

               Incorporated by reference to Registrant's Post-Effective Amendment #8 filed with the Securities and Exchange Commission in February 1996.

     (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

               Inapplicable

     (17) A Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

               Inapplicable

     (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to the implementation of a plan, any amendment to a plan or agreement, and a copy of the portion of the minutes of a meeting of the Registrant's directors describing any action taken to revoke a plan.

               Incorporated by reference to Registrant's Post-Effective Amendment #8 filed with the Securities and Exchange Commission in February 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

     Inapplicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant:


     Title of Class                     Number of Record Holders
     --------------                     ------------------------
Series A Common Shares,                 Class A: 20,133; B: 2,189; C: 543;
par value $.01 per share                Class H: 3,446  (1/31/97)

ITEM 27.  INDEMNIFICATION

State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     **
__________________________________________
*Incorporated by reference to registrant's Post-Effective Amendment #2 filed with the Securities and Exchange Commission in July, 1992.

** Incorporated by reference to registrant's Pre-Effective Amendment filed with the Securities and Exchange Commission in June, 1991.

***Incorporated by reference to Part C of Post-Effective Amendment Number 51 to Fortis Growth Fund, Inc.'s registration statement, filed with the Securities and exchange Commission in December, 1991.

****Incorporated by reference to registrant's Post-Effective Amendment #5 filed with the Securities and Exchange Commission in September, 1994.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

In addition to those listed in the Statement of Additional Information:


                                                                         Other business
                                                                         professions, vocations,
                                                                         or employments of a
                                       Current Position                  substantial nature
Name                                   With Advisers                     during past two years
----                                   ----------------                  -----------------------
Michael D. O'Connor                    Qualified Plan Officer             Qualified Plan Officer
                                                                          of Fortis Benefits
                                                                          Insurance Company

David C. Greenzang                     Money Market Portfolio Officer     Debt Securities Manager
                                                                          with Fortis, Inc.


ITEM 29.  PRINCIPAL UNDERWRITERS


(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the

Registrant also acts as a principal underwriter, depositor, or investment adviser.

     Fortis Advantage Portfolios, Inc.
     Fortis Equity Portfolios, Inc.
     Fortis Fiduciary Fund, Inc.
     Fortis Growth Fund, Inc.
     Fortis Income Portfolios, Inc.
     Fortis Money Portfolios, Inc.
     Fortis Securities, Inc.
     Fortis Series Fund, Inc.
     Fortis Tax-Free Portfolios, Inc.
     Variable Account C of Fortis Benefits Insurance Company
     Variable Account D of Fortis Benefits Insurance Company

(b) Furnish the information required by the following table with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 21:

     In addition to those listed in the Statement of Additional Information:

Name and Principal         Positions and Offices          Positions and Offices
Business Address           with Underwriter               with Registrant
------------------         ---------------------          ---------------------

Carol M. Houghtby*         Second Vice President &        Accounting Officer
                           Treasurer


_______________________

*The business address of these persons is 500 Bielenberg Drive, Woodbury, MN
55125

(c) Furnish the information required by the following table with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

     Inapplicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota 55125

ITEM 31.  MANAGEMENT SERVICES


Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.


     Inapplicable

ITEM 32.  UNDERTAKINGS

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

     (a) An undertaking to file an amendment to the Registration Statement with certified financial statement showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act;

     Inapplicable

     (b) An undertaking to file a post-effective amendment, using financial statements which need not be certified, within four to six months form the effective date of Registrant's 1933 act Registration Statement.


     Registrant, on behalf of International Equity Portfolio, undertakes to file a post-effective amendment, using financial statements which need not be certified within four to six months from the date such Fund commences business.


     (c) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     We undertake to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury, State of Minnesota, on December 9, 1997.

               Fortis Worldwide Portfolios, Inc.

               By:  /s/ Dean C. Kopperud
                  ------------------------------------
                    Dean C. Kopperud, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates shown.


Signature                                 Title                       Dated
---------                                -----                        -----
 /s/ Dean C. Kopperud                  President                    December 9, 1997
---------------------------------      (principal executive
Dean C. Kopperud, President            officer)
(principal executive officer)

 /s/ Tamara L. Fagely                  Treasurer                    December 9, 1997
---------------------------------      (principal financial
Tamara L. Fagely, Treasurer            and accounting officer)


              *
---------------------------------
Richard W. Cutting                     Director                     December 9, 1997

              *
---------------------------------
Allen R. Freedman                      Director                     December 9, 1997

              *
---------------------------------
Robert M. Gavin                        Director                     December 9, 1997

              *
---------------------------------
Benjamin S. Jaffray                    Director                     December 9, 1997

              *
---------------------------------
Jean L. King                           Director                     December 9, 1997

              *
---------------------------------
Edward M. Mahoney                      Director                     December 9, 1997

              *
---------------------------------
Robb L. Prince                         Director                     December 9, 1997

              *
---------------------------------
Leonard J. Santow                      Director                     December 9, 1997
Director

              *
---------------------------------
Joseph M. Wikler                       Director                     December 9, 1997


---------------------------------
Noel S. Shadko                         Director                     December 9, 1997


  /s/ Dean C. Kopperud
-------------------------------
Dean C. Kopperud, Pro-Se
and Attorney-in-Fact
Dated: December 9, 1997


*Registrant's directors executing Power of Attorney dated
March 21, 1996